EXHIBIT 10.1

SECURITIES PURCHASE AGREEMENT

THIS SECURITIES PURCHASE AGREEMENT (this “Agreement”), dated as of February 15, 2008, by and among EMCORE Corporation, a New Jersey corporation with headquarters located at 10420 Research Road, SE, Albuquerque, New Mexico 87123 (the “Company”), and each investor  identified on the signature pages hereto (individually, an “Investor” and collectively, the “Investors”).

BACKGROUND

A.           The Company and each Investor are executing and delivering this Agreement in reliance upon the exemption from registration afforded by Section 4(2) of the Securities Act of 1933, (the “Securities Act”), and Rule 506 of Regulation D (“Regulation D”) as promulgated by the United States Securities and Exchange Commission (the “SEC”) under the Securities Act.

B.           Each Investor, severally and not jointly, wishes to purchase, and the Company wishes to sell, upon the terms and conditions stated in this Agreement, (i) that aggregate number of shares of the common stock, no par value, of the Company (the “Common Stock”), set forth on such Investor’s signature page to this Agreement (which aggregate amount for all Investors together shall be 8,000,000 shares of Common Stock and shall collectively be referred to herein as the “Common Shares”) and (ii) warrants, in substantially the form attached hereto as Exhibit A (the “Warrants”) to acquire up to that number of additional shares of Common Stock set forth opposite such Investor’s name on the Schedule of Investors (the shares of Common Stock issuable upon exercise of or otherwise pursuant to the Warrants issued to the Investors, collectively, the “Warrant Shares”).

C.           The Common Shares, the Warrants and the Warrant Shares issued or issuable pursuant to this Agreement are collectively are referred to herein as the “Securities.”

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and the Investors agree as follows:

ARTICLE I

DEFINITIONS

1.1  Definitions.  In addition to the terms defined elsewhere in this Agreement, the following terms have the meanings indicated:

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 144 under the Securities Act; provided, however, the term Affiliate shall not include WorldWater & Solar Technologies Corporation.

“Agent” has the meaning set forth in Section 3.1(l).

“Agreement” has the meaning set forth in the Preamble.

“Approved Stock Plan” means any employee benefit plan which has been approved by the Board of Directors of the Company, pursuant to which the Company's securities may be issued to, or for the benefit of, any employee, officer or director for services provided to the Company.

“Business Day” means any day other than Saturday, Sunday, any day which shall be a federal legal holiday in the United States or any day on which banking institutions in The State of New York are authorized or required by law or other governmental action to close.

“Closing” means the closing of the purchase and sale of the Securities pursuant to Section 2.1.

“Closing Date” means the date and time of the Closing and shall be on such date as is mutually agreed to by the Company and each Investor.

“Closing Price” means, for any date, the closing price per share of the Common Stock for such date (or, if not a Trading Day, the nearest preceding date that is a Trading Day) on the primary Eligible Market or exchange or quotation system on which the Common Stock is then listed or quoted.

“Company” has the meaning set forth in the Preamble.

“Common Shares” has the meaning set forth in the Preamble.

“Common Stock” has the meaning set forth in the Preamble.

“Contingent Obligation” has the meaning set forth in Section 3.1(aa).

“Convertible Securities” means any stock or securities (other than Options) directly or indirectly convertible into or exercisable or exchangeable for Common Stock.

“Disclosure Materials” has the meaning set forth in Section 3.1(g).

“Effective Date” means the date that the Registration Statement is first declared effective by the SEC.

“8-K Filing” has the meaning set forth in Section 4.5.

“Eligible Market” means any of the New York Stock Exchange, the American Stock Exchange, the NASDAQ Global Select Market, the NASDAQ Global Market, the NASDAQ Capital Market or OTC Bulletin Board.

“Environmental Laws” has the meaning set forth in Section 3.1(dd).

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Excluded Investors” means Jefferies & Company, Inc.

“Excluded Securities” means any Common Stock or other securities of the Company issued or issuable: (i) in connection with any Approved Stock Plan; (ii) upon exercise of the Warrants; (iii) in connection with any strategic acquisition or transaction by the Company, whether through an acquisition of stock or a merger of any business, assets or technologies, provided that (A) the primary purpose is not to raise equity capital and (B) if in connection with the financing of such strategic acquisition or transaction, substantially all of the proceeds raised in connection with the issuance of Common Stock or other securities of the Company are used to  pay consideration  in or related to such strategic acquisition, for expenses  related  to such strategic acquisition and for working capital requirements  related  to  such  strategic  acquisition,  and all of the Common  Stock  or other securities of the Company issued in connection with such strategic acquisition or  transaction is  subject to Restrictions on Transfer until the Trigger Date; and (iv) upon exercise of any Options or Convertible Securities which are outstanding on the day immediately preceding the date hereof, provided that the terms of such Options or Convertible Securities are not amended, modified or changed on or after the date hereof.

“GAAP” has the meaning set forth in Section 3.1(g).

“Hazardous Materials” has the meaning set forth in Section 3.1(dd).

“Indebtedness” has the meaning set forth in Section 3.1(aa).

“Insolvent” has the meaning set forth in Section 3.1(h).

“Intellectual Property Rights” has the meaning set forth in Section 3.1(t).

“Investor” has the meaning set forth in the Preamble.

“Lien” means any lien, charge, claim, security interest, encumbrance, right of first refusal or other restriction.

“Losses” means any and all losses, claims, damages, liabilities, settlement costs and expenses, including, without limitation, reasonable attorneys’ fees.

“Material Adverse Effect” means (i) an adverse effect on the legality, validity or enforceability of any Transaction Document on the Company other than as a result of a change in law or regulation following the date of this Agreement, (ii) a material adverse effect on the results of operations, assets, business or financial condition of the Company and the Subsidiaries taken as a whole on a consolidated basis or (iii) material and adverse impairment of the Company’s ability to perform on a timely basis its obligations under any of the Transaction Documents, provided, that none of the following alone shall be deemed, in and of itself, to constitute a Material Adverse Effect:  (A) a change in the market price or trading volume of the Common Stock or (B) changes in general economic conditions or changes affecting the industry in which the Company operates generally (as opposed to Company-specific changes) so long as such changes do not have a disproportionate effect on the Company and its Subsidiaries taken as a whole.

“Material Permits” has the meaning set forth in Section 3.1(v).

“Options” means any outstanding rights, warrants or options to subscribe for or purchase Common Stock or Convertible Securities.

“Person” has the meaning set forth in Section 3.1(aa).

“Placement Agents” means Jefferies & Co, Inc., Lazard Freres & Co. LLC, Canaccord Adams Inc., Merriman Curhan Ford & Co.

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, a partial proceeding, such as a deposition), whether commenced or threatened in writing.

“Prospectus” means the prospectus included in the Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by the Registration Statement, and all other amendments and supplements to the Prospectus including post-effective amendments of the Registration Statement, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

“Registrable Securities” means the Common Shares and the Warrant Shares issued or issuable pursuant to the Transaction Documents, together with any securities issued or issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to the foregoing.

“Registration Rights Agreement” means the Registration Rights Agreement by and among the parties hereto of even date herewith in the form attached hereto as Exhibit E.

“Registration Statement” means each registration statement required to be filed pursuant to the Registration Rights Agreement, including (in each case) the Prospectus, amendments and supplements to such registration statement including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

“Regulation D” has the meaning set forth in the Preamble.

“Restrictions on Transfer” means restrictions on the sale, offers to sell, contract or agreements to sell, hypothecate, pledge, grant any option to purchase, make any "short sale" or otherwise dispose of or agree to dispose of, directly or indirectly, any securities of the Company, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Securities and Exchange Act of 1934, as amended and the rules and regulations of the Securities and Exchange Commission promulgated thereunder with respect to any securities of the Company owned directly by the undersigned (including holding as a custodian) or with respect to which the undersigned has beneficial ownership within the rules and regulations of the Securities and Exchange Commission, in each case, or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any securities of the Company.  "Short sales" for purposes of the preceding definition shall have the meaning as defined in Rule 200 of Regulation SHO adopted under the Exchange Act and all types of direct and indirect stock pledges, forward sale contracts, options, puts, calls, short sales, swaps and similar arrangements (including on a total return basis), and sales and other transactions through non-US broker-dealers or foreign regulated brokers having the effect of hedging the securities of the Company.

“Rule 144,” “Rule 415,” and “Rule 424” means Rule 144, Rule 415 and Rule 424, respectively, promulgated by the SEC pursuant to the Securities Act, as such rules may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC having substantially the same effect as such rule.

“SEC” has the meaning set forth in the Preamble.

“SEC Reports” has the meaning set forth in Section 3.1(g).

“Securities” has the meaning set forth in the Preamble.

“Securities Act” has the meaning set forth in the Preamble.

“Shares” means shares of the Company’s Common Stock.

“Short Sales” has the meaning set forth in Section 3.2(h).

“Subsidiary” means the following subsidiaries of the Company: (i) Corona Optical Systems, Inc., a Delaware corporation, (ii) Opticomm Corporation, a Delaware corporation, and (iii) EMCORE Solar Power, Inc., a Delaware corporation.

“Trading Day” means (i) a day on which the Common Stock is traded on a Trading Market (other than the OTC Bulletin Board), or (ii) if the Common Stock is not listed or quoted on a Trading Market (other than the OTC Bulletin Board), a day on which the Common Stock is traded in the over-the-counter market, as reported by the OTC Bulletin Board, or (iii) if the Common Stock is not listed or quoted on any Trading Market, a day on which the Common Stock is quoted in the over-the-counter market as reported by the Pink Sheets LLC (or any similar organization or agency succeeding to its functions of reporting prices); provided, that in the event that the Common Stock is not listed or quoted as set forth in (i), (ii) and (iii) hereof, then Trading Day shall mean a Business Day.

“Trading Market” means whichever of the New York Stock Exchange, the American Stock Exchange, the NASDAQ Global Select Market, the NASDAQ Global Market, the NASDAQ Capital Market or OTC Bulletin Board on which the Common Stock is listed or quoted for trading on the date in question.

“Transaction” has the meaning set forth in Section 3.2(h).

“Transaction Documents” means this Agreement, including the schedules, annexes and exhibits attached hereto, the Registration Rights Agreement, Warrants and the Transfer Agent Instructions and each of the other agreements or instruments entered into or executed by the parties hereto in connection with the transactions contemplated by this Agreement.

“Transfer Agent” means American Stock Transfer & Trust Company, or any successor transfer agent for the Company.

“Transfer Agent Instructions” means, with respect to the Company, the Company Transfer Agent Instructions, in substantially the form of Exhibit D, executed by the Company and delivered to and acknowledged in writing by the Transfer Agent.

“Warrants” has the meaning set forth in the Preamble.

“Warrant Shares” has the meaning set forth in the Preamble.

ARTICLE II

PURCHASE AND SALE

2.1  Closing.  Subject to the terms and conditions set forth in this Agreement, at the Closing the Company shall issue and sell to each Investor, and each Investor shall, severally and not jointly, purchase from the Company, such number of Common Shares and Warrants for the price set forth on such Investor’s signature page to this Agreement.  The date and time of the Closing and shall be 11:00 a.m., New York City Time, on the Closing Date.  The Closing shall take place at the offices of the Company’s Counsel.

2.2  Closing Deliveries.

(a)  At the Closing, the Company shall deliver or cause to be delivered to each Investor the following:

(i)  a copy of the Company’s irrevocable instructions to the Transfer Agent instructing the Transfer Agent to deliver, on an expedited basis, one or more stock certificates, free and clear of all restrictive and other legends (except as expressly provided in Section 4.1(b) hereof), evidencing such number of Common Shares set forth on such Investor’s signature page to this Agreement, registered in the name of such Investor;

(ii)  a Warrant, issued in the name of such Investor, pursuant to which such Investor shall have the right to acquire such number of Warrant Shares set forth on such Investor’s signature page to this Agreement;

(iii)  duly executed Transfer Agent Instructions acknowledged by the Company’s transfer agent;

(iv)  a legal opinion of Jones Day, in the form of Exhibit C-1, executed by such counsel and delivered to the Investors;

(v)  a legal opinion of Dillon, Bitar & Luther, L.L.C., in the form of Exhibit C-2, executed by such counsel and delivered to the Investors;

(vi)  a certificate of the Secretary of the Company, dated as of the Closing Date, (a) certifying the resolutions adopted by the Board of Directors of the Company approving the transactions contemplated by this Agreement and the other Transaction Documents and the issuance of the Securities, (b) certifying the current versions of the certificate of incorporation, as amended and by-laws of the Company and (c) certifying as to the signatures and authority of persons signing the Transaction Documents and related documents on behalf of the Company;

(vii)  a certificate of the Chief Executive Officer, Chief Operating Officer or Chief Financial Officer of the Company, dated as of the Closing Date, certifying to the fulfillment of the conditions specified in Section 5.1; and

(viii)  reimbursement of legal fees of Hudson Bay (an Investor) or its designee(s) for its costs and expenses incurred in connection with the transactions contemplated by the Transaction Documents (including, without limitation, legal fees and disbursements in connection therewith, negotiation, preparation and execution of the Transaction Documents and due diligence in connection therewith) up to a maximum amount of $30,000, which amount, may be withheld by such Investor from its aggregate purchase price at the Closing.

(b)  At the Closing, each Investor shall deliver or cause to be delivered to the Company the following:

(i)  the purchase price set forth on such Investor’s signature page to this Agreement in United States dollars and in immediately available funds, by wire transfer to an account designated in writing to such Investor by the Company for such purpose (except, with respect to the Hudson Bay, the purchase price shall be net of legal fees as provided in Section 2.2(a)(vii); and

(ii)  a completed and executed Investor Signature Page to this Agreement;

(iii)  a completed version of the Stock Certificate Questionnaire attached hereto as Exhibit B-1;

(iv)  a completed and executed version of the Registration Statement Questionnaire and Acknowledgement attached hereto as Exhibit B-2; and

(v)  a completed and executed version of the Investor Certificate attached hereto as Exhibit B-3.

ARTICLE III

REPRESENTATIONS AND WARRANTIES

3.1  Representations and Warranties of the Company.  The Company hereby represents and warrants to the Investors as follows (which representations and warranties shall be deemed to apply, where appropriate, to each Subsidiary of the Company):

(a)  Subsidiaries.  The Company does not have any "significant subsidiaries" (within the meaning of Rule 1-02(w) of Regulation S-X under the Securities Act, as such regulation is in effect on the date hereof) other than the Subsidiaries.  The Company owns or controls, directly or indirectly, all of the capital stock or comparable equity interests of each Subsidiary free and clear of any Lien, and all issued and outstanding shares of capital stock or comparable equity interest of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights.

(b)  Organization and Qualification.  The Company and each Subsidiary is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization, as applicable, with the requisite legal authority to own and use its properties and assets and to carry on its business as currently conducted.  Neither the Company nor any Subsidiary is in violation of any of the provisions of its certificate or articles of incorporation, bylaws or other organizational or charter documents, as applicable.  The Company and each Subsidiary is duly qualified to do business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect.

(c)  Authorization; Enforcement.  The Company has the requisite corporate authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents to which it is a party and otherwise to carry out its obligations hereunder and thereunder.  The execution and delivery of each of the Transaction Documents to which it is a party by the Company and the consummation by it of the transactions contemplated hereby and thereby including, without limitation, the issuance of the Common Shares, the reservation for issuance and the issuance of the Warrant Shares issuable upon exercise of the Warrants, have been duly authorized by all necessary corporate action on the part of the Company and no further consent or action is required by the Company, its Board of Directors or its stockholders.  Each of the Transaction Documents to which it is a party has been (or upon delivery will be) duly executed by the Company and is, or when delivered in accordance with the terms hereof, will constitute, the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(d)  No Conflicts; Consents.  The execution, delivery and performance of the Transaction Documents to which it is a party by the Company and the consummation by the Company of the transactions contemplated hereby and thereby do not, and will not, (i) conflict with or violate any provision of the Company’s or any Subsidiary’s certificate or articles of incorporation, bylaws or other organizational or charter documents, as applicable, (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound, or affected, except to the extent that such conflict, default, termination, amendment, acceleration or cancellation right would not reasonably be expected to have a Material Adverse Effect, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or any Subsidiary is subject (including, assuming the accuracy of the representations and warranties of the Investors set forth in Section 3.2 hereof, federal and state securities laws and regulations and the rules and regulations of any self-regulatory organization to which the Company or its securities are subject, including all applicable Trading Markets), or by which any property or asset of the Company or any Subsidiary is bound or affected, except to the extent that such violation would not have or reasonably be expected to result in a Material Adverse Effect.  Neither the Company nor any of its Subsidiaries is required to obtain any consent, authorization or order of, or make any filing or registration with, any court, governmental agency or any regulatory or self-regulatory agency or any other Person in order for it to execute, deliver or perform any of its obligations at the Closing under or contemplated by the Transaction Documents, including without limitation the issuance of the Securities, in each case in accordance with the terms hereof or thereof, except for the following consents, authorizations, orders, filings and registrations (none of which is required to be filed or obtained before the Closing): (i) the filing of a listing application for the Warrant Shares with the Trading Market, which shall be done pursuant to the rules of the Trading Market, (ii) the filing of a Form D with the SEC and any applicable state securities authorities and (iii) the filing of a Form 8-K with the SEC announcing the entry into the Transaction Documents and the issuance of the Securities.  The Company and its Subsidiaries are unaware of any facts or circumstances that would reasonably be expected to prevent the Company from obtaining or effecting any of the registration, application or filings pursuant to the preceding sentence.  The Company is not in violation of the listing requirements of the Trading Market and has no knowledge of any facts that would reasonably be expected to lead to delisting or suspension of the Common Stock in the foreseeable future.  The issuance by the Company of the Securities shall not have the effect of delisting or suspending the Common Stock from the Trading Market.

(e)  The Securities.  The Securities (including the Warrant Shares) are duly authorized and, when issued and paid for in accordance with the applicable Transaction Documents, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens, except for customary and required restrictions on transfer, and will not be subject to preemptive or similar rights of stockholders (other than those imposed by the Investors).  The Company has reserved from its duly authorized capital stock the maximum number of shares of Common Stock issuable upon exercise of the Warrants.

(f)  Capitalization.  The aggregate number of shares and type of all authorized, issued and outstanding classes of capital stock, options and other securities of the Company (whether or not presently convertible into or exercisable or exchangeable for shares of capital stock of the Company) is set forth in Schedule 3.1(f) hereto.  All outstanding shares of capital stock are duly authorized, validly issued, fully paid and nonassessable and have been issued in compliance in all material respects with all applicable securities laws.  Except as disclosed in Schedule 3.1(f) hereto, the Company did not have outstanding at February 14, 2007 any other Options, script rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exercisable or exchangeable for, or entered into any agreement giving any Person any right to subscribe for or acquire, any shares of Common Stock, or securities or rights convertible or exchangeable into shares of Common Stock.  Except as set forth on Schedule 3.1(f) hereto, and except for customary adjustments as a result of stock dividends, stock splits, combinations of shares, reorganizations, recapitalizations, reclassifications or other similar events, there are no anti-dilution or price adjustment provisions contained in any security issued by the Company (or in any agreement providing rights to security holders) and the issuance and sale of the Securities will not obligate the Company to issue shares of Common Stock or other securities to any Person (other than the Investors) and will not result in a right of any holder of securities to adjust the exercise, conversion, exchange or reset price under such securities.  To the knowledge of the Company, except as disclosed in the SEC Reports and any Schedules 13D or 13G filed with the SEC pursuant to Rule 13d-1 of the Exchange Act by reporting persons or in Schedule 3.1(f) hereto, no Person or group of related Persons beneficially owns (as determined pursuant to Rule 13d-3 under the Exchange Act), or has the right to acquire, by agreement with or by obligation binding upon the Company, beneficial ownership of in excess of 5% of the outstanding Common Stock.

(g)  SEC Reports; Financial Statements.  Except as set forth on Schedule 3.1(g) hereto, the Company has filed all reports required to be filed by it under the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the 12 months preceding the date hereof on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension and has filed all reports required to be filed by it under the Exchange Act with respect to the twelve (12) months preceding the date of this Agreement, including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof.  Such reports required to be filed by the Company under the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, together with any materials filed by the Company under the Exchange Act during the twelve (12) months preceding the date of this Agreement, whether or not any such reports were required being collectively referred to herein as the “SEC Reports” and, together with this Agreement and the Schedules to this Agreement, the “Disclosure Materials”.  As of their respective dates (or, if amended or superseded by a filing prior to the Closing Date, then on the date of such filing), the SEC Reports filed by the Company complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the SEC promulgated thereunder, and none of the SEC Reports, when filed (or, if amended or superseded by a filing prior to the Closing Date, then on the date of such filing) by the Company, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.  The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the SEC with respect thereto as in effect at the time of filing (or, if amended or superseded by a filing prior to the Closing Date, then on the date of such filing).  Such financial statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements, the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP or may be condensed or summary statements, and fairly present in all material respects the consolidated financial position of the Company and its consolidated subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, year-end audit adjustments.  All material agreements to which the Company or any Subsidiary is a party or to which the property or assets of the Company or any Subsidiary are subject are included as part of or identified in the SEC Reports, to the extent such agreements are required to be included or identified pursuant to the rules and regulations of the SEC.

(h)  Material Changes; Undisclosed Events, Liabilities or Developments; Solvency.  Since the date of the latest audited financial statements included within the SEC Reports, except as disclosed in the SEC Reports or in Schedule 3.1(h) hereto, (i) there has been no event, occurrence or development that, individually or in the aggregate, has had or that would result in a Material Adverse Effect, (ii) the Company has not incurred any material liabilities other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP or required to be disclosed in filings made with the SEC, (iii) the Company has not altered its method of accounting or changed its auditors, except as disclosed in its SEC Reports, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders, in their capacities as such, or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock, and (v) the Company has not issued any equity securities to any officer, director or Affiliate, except pursuant to existing Company stock-based plans.  The Company has not taken any steps to seek protection pursuant to any bankruptcy law nor does the Company have any knowledge or reason to believe that its creditors intend to initiate involuntary bankruptcy proceedings or any actual knowledge of any fact which would reasonably lead a creditor to do so.  The Company is not as of the date hereof, and after giving effect to the transactions contemplated hereby to occur on the Closing Date, will not be Insolvent (as defined below).  For purposes of this Section 3.1(h), “Insolvent” means (i) the present fair saleable value of the Company’s assets is less than the amount required to pay the Company’s total Indebtedness (as defined in Section 3.1(aa)), (ii) the Company is unable to pay its debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured, (iii) the Company intends to incur or believes that it will incur debts that would be beyond its ability to pay as such debts mature or (iv) the Company has unreasonably small capital with which to conduct the business in which it is engaged as such business is now conducted and is proposed to be conducted.

(i)  Absence of Litigation.  Except as disclosed in the SEC Reports, there is no action, suit, claim, or Proceeding, or, to the Company’s knowledge, inquiry or investigation, before or by any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company, threatened against or affecting the Company or any Subsidiary that would, individually or in the aggregate, have or be reasonably likely to result in a Material Adverse Effect.

(j)  Compliance.  Except as would not, individually or in the aggregate, have or be reasonably likely to result in a Material Adverse Effect, (i)  neither the Company nor any Subsidiary is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received written notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) neither the Company nor any Subsidiary is in violation of any order of any court, arbitrator or governmental body, or (iii)  neither the Company nor any Subsidiary is or has been in violation of any statute, rule or regulation of any governmental authority.

(k)  Title to Assets.  Neither the Company nor any Subsidiary owns real property.  The Company and each Subsidiary has good and marketable title in all personal property owned by them that is material to the business of the Company and each Subsidiary, in each case free and clear of all Liens, except for Liens that do not, individually or in the aggregate, have or be reasonably likely to result in a Material Adverse Effect.  Any real property and facilities held under lease by the Company or any Subsidiary is held by it under valid, subsisting and enforceable leases of which the Company and each Subsidiary is in material compliance.

(l)  No General Solicitation; Placement Agent’s Fees.  Neither the Company, nor any of its Affiliates, nor any Person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the offer or sale of the Securities.  The Company shall be responsible for the payment of any placement agent’s fees, financial advisory fees, or brokers’ commission (other than for persons engaged by any Investor or its investment advisor) relating to or arising out of the issuance of the Securities pursuant to this Agreement.  The Company acknowledges that is has engaged Jefferies & Company, Inc. as its exclusive placement agent (the “Agent”) in connection with the sale of the Securities.  Other than the Agent, the Company has not engaged any placement agent or other agent in connection with the sale of the Securities.

(m)  Private Placement; Investment Company; U.S. Real Property Holding Corporation.  Neither the Company nor any of its Affiliates nor, any Person acting on the Company’s behalf has, directly or indirectly, at any time within the past six months, made any offer or sale of any security or solicitation of any offer to buy any security under circumstances that would (i) eliminate the availability of the exemption from registration under Regulation D under the Securities Act in connection with the offer and sale by the Company of the Securities as contemplated hereby or (ii) cause the offering of the Securities pursuant to the Transaction Documents to be integrated with prior offerings by the Company for purposes of any applicable law, regulation or stockholder approval provisions, including, without limitation, under the rules and regulations of any Trading Market.  Assuming the accuracy of the representations and warranties of the Investors set forth in Section 3.2, no registration under the Securities Act is required for the offer and sale of the Securities by the Company to the Investors as contemplated hereby. The sale and issuance of the Securities hereunder does not contravene the rules and regulations of any Trading Market on which the Common Stock is listed or quoted.  The Company is not required to be registered as an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

(n)  Listing and Maintenance Requirements.  Except as set forth on Schedule 3.1(o) hereto, the Company has not, in the twelve months preceding the date hereof, received notice (written or oral) from any Trading Market on which the Common Stock is or has been listed or quoted to the effect that the Company is not in compliance with the listing or maintenance requirements of such Trading Market.  The Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with all such listing and maintenance requirements.

(o)  Registration Rights.  None of the execution of this Agreement or the issuance of the Securities as contemplated by this Agreement give rise to any rights (including “piggy-back” registration rights) to have any securities of the Company registered with the SEC or any other governmental authority that have not expired or been satisfied or waived, other than pursuant to the Registration Rights Agreement.

(p)  Application of Takeover Protections.  The Company and its Board of Directors have taken all necessary action, if any, to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company’s charter documents or the laws of its state of incorporation that is or could become applicable to any of the Investors as a result of the Investors and the Company fulfilling their obligations or exercising their rights under the Transaction Documents, including, without limitation, as a result of the Company’s issuance of the Securities and the Investors’ ownership of the Securities.

(q)  Disclosure.  [Intentionally Omitted]

(r)  Acknowledgment Regarding Investors’ Purchase of Securities.  Based upon the assumption that the transactions contemplated by this Agreement are consummated in all material respects in conformity with the Transaction Documents, the Company acknowledges and agrees that each of the Investors (other than Excluded Investors) is acting solely in the capacity of an arm’s length purchaser with respect to the Transaction Documents and the transactions contemplated hereby and thereby.  The Company further acknowledges that no Investor (other than Excluded Investors) is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereby and any advice given by any Investor (other than Excluded Investors) or any of their respective representatives or agents in connection with the Transaction Documents and the transactions contemplated hereby and thereby is merely incidental to the Investors’ purchase of the Securities.  The Company further represents to each Investor that the Company’s decision to enter into this Agreement has been based solely on the independent evaluation of the transactions contemplated hereby by the Company and its advisors and representatives.

(s)  Patents and Trademarks.  The Company and each Subsidiary owns, or possesses adequate rights or licenses to use, all trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, approvals, governmental authorizations, trade secrets and other intellectual property rights (“Intellectual Property Rights”) necessary to conduct their respective businesses as now conducted.  None of the Company’s or any Subsidiary’s Intellectual Property Rights have expired or terminated, or are expected to expire or terminate within three years from the date of this Agreement.  The Company does not have any knowledge of any infringement by the Company or any Subsidiary of Intellectual Property Rights of others.  Except as disclosed in the SEC Reports, there is no claim, action or proceeding being made or brought, or to the knowledge of the Company, being threatened, against the Company or any Subsidiary regarding its Intellectual Property Rights.

(t)  Insurance.  The Company and each Subsidiary is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses and locations in which the Company and each Subsidiary is engaged.

(u)  Regulatory Permits.  The Company and each Subsidiary possesses all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses as presently conducted and described in the SEC Reports (“Material Permits”), except where the failure to possess such permits would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect, and neither the Company nor any Subsidiary has received any written notice of proceedings relating to the revocation or modification of any Material Permit.

(v)  Transactions With Affiliates and Employees.  Except as set forth or incorporated by reference in the Company’s SEC Reports, none of the officers, directors or employees of the Company is presently a party to any transaction with the Company that would be required to be reported on Form 10-K by Item 12 thereof pursuant to Regulation SK Item 404(a) (other than for ordinary course services as employees, officers or directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any such officer, director or employee or, to the Company’s knowledge, any corporation, partnership, trust or other entity in which any such officer, director, or employee has a substantial interest or is an officer, director, trustee or partner.

(w)  Internal Accounting Controls.  The Company and each Subsidiary maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(x)  Sarbanes-Oxley Act. The Company is in compliance in all material respects with applicable requirements of the Sarbanes-Oxley Act of 2002 and applicable rules and regulations promulgated by the SEC thereunder, except where such noncompliance would not have, individually or in the aggregate, a Material Adverse Effect.

(y)  Foreign Corrupt Practices.  Neither the Company nor any Subsidiary nor, to the knowledge of the Company, any director, officer, agent or employee acting on behalf of the Company or any Subsidiary has, in the course of its actions for, or on behalf of, the Company (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee or to any foreign or domestic political parties or campaigns from corporate funds; (iii) violated or is in violation in any material respect of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended; or (iv) made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

(z)  Indebtedness.  Except as disclosed in the SEC Reports, neither the Company nor any Subsidiary (i) has any outstanding Indebtedness (as defined below), (ii) is in violation of any term of and is not in default under any contract, agreement or instrument relating to any Indebtedness, except where such violations and defaults would not result, individually or in the aggregate, in a Material Adverse Effect, and (iii) is a party to any contract, agreement or instrument relating to any Indebtedness, the performance of which, in the judgment of the Company’s officers, has or is expected to have a Material Adverse Effect.  For purposes of this Agreement:  (x) “Indebtedness” of any Person means, without duplication (A) all indebtedness for borrowed money, (B) all obligations issued, undertaken or assumed as the deferred purchase price of property or services (other than trade payables entered into in the ordinary course of business), (C) all reimbursement or payment obligations with respect to letters of credit, surety bonds and other similar instruments, (D) all obligations evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses, (E) all indebtedness created or arising under any conditional sale or other title retention agreement, or incurred as financing, in either case with respect to any property or assets acquired with the proceeds of such indebtedness (even though the rights and remedies of the seller or bank under such agreement in the event of default are limited to repossession or sale of such property), (F) all monetary obligations under any leasing or similar arrangement which, in connection with generally accepted accounting principles, consistently applied for the periods covered thereby, is classified as a capital lease, (G) all indebtedness referred to in clauses (A) through (F) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any mortgage, lien, pledge, charge, security interest or other encumbrance upon or in any property or assets (including accounts and contract rights) owned by any Person, even though the Person which owns such assets or property has not assumed or become liable for the payment of such indebtedness, and (H) all Contingent Obligations in respect of indebtedness or obligations of others of the kinds referred to in clauses (A) through (G) above; (y) “Contingent Obligation” means, as to any Person, any direct or indirect liability, contingent or otherwise, of that Person with respect to any indebtedness, lease, dividend or other obligation of another Person if the primary purpose or intent of the Person incurring such liability, or the primary effect thereof, is to provide assurance to the obligee of such liability that such liability will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such liability will be protected (in whole or in part) against loss with respect thereto; and (z) “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, a government or any department or agency thereof and any other legal entity.

(aa)  Employee Relations.  Neither the Company nor any Subsidiary is a party to any collective bargaining agreement or employs any member of a union.  Except as disclosed in the SEC Reports, during the period covered by the SEC Reports, no executive officer of the Company has notified the Company or any Subsidiary that such officer intends to leave the Company or a Subsidiary, as applicable, or otherwise terminate such officer’s employment with the Company or a Subsidiary, as applicable.  To the knowledge of the Company, no executive officer of the Company is in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement, non-competition agreement, or any other contract or agreement or any restrictive covenant, and the continued employment of each such executive officer does not subject the Company or any Subsidiary to any liability with respect to any of the foregoing matters.

(bb)  Labor Matters.                                                      The Company and each Subsidiary is in compliance in all material respects with all federal, state, local and foreign laws and regulations respecting labor, employment and employment practices and benefits, terms and conditions of employment and wages and hours, except where failure to be in compliance would not, either individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

(cc)  Environmental Laws.  The Company and each Subsidiary (i) is in compliance in all material respects with any and all Environmental Laws (as hereinafter defined), (ii) has received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) is in compliance in all material respects with all terms and conditions of any such permit, license or approval where, in each of the foregoing clauses (i), (ii) and (iii), the failure to so comply would be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect.  The term “Environmental Laws” means all federal, state, local or foreign laws relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata), including, without limitation, laws relating to emissions, discharges, releases or threatened releases of chemicals, pollutants, contaminants, or toxic or hazardous substances or wastes (collectively, “Hazardous Materials”) into the environment, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials, as well as all authorizations, codes, decrees, demands or demand letters, injunctions, judgments, licenses, notices or notice letters, orders, permits, plans or regulations issued, entered, promulgated or approved thereunder.

(dd)  Subsidiary Rights.  The Company or one of its Subsidiaries has the unrestricted right to vote, and (subject to limitations imposed by applicable law) to receive dividends and distributions on, all capital securities of its Subsidiaries as owned by the Company or such Subsidiary.

(ee)  Tax Status.  The Company and each Subsidiary (i) has made or filed all foreign, federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject, (ii) has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and (iii) has set aside on its books provision reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply.  There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim.

(ff)  Disclosure.  The Company confirms that neither it nor any other Person acting on its behalf has provided any of the Investors or their agents or counsel with any information that constitutes or could constitute material, nonpublic information other than information relating to the sale of the Common Shares and Warrants which will be made public upon issuance of the press release required pursuant to this Agreement which shall contain such information.  The Company understands and confirms that each of the Investors will rely on the foregoing representations in effecting transactions in securities of the Company.  The Disclosure Materials and the PowerPoint presentation provided to the Investors regarding the Company, when read together in their entirety, do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading.  Except for the transactions contemplated by this Agreement, no event or circumstance has occurred or information exists with respect to the Company or any of its Subsidiaries or its or their business, properties, prospects, operations or financial conditions, which, under applicable law, rule or regulation, requires public disclosure or announcement by the Company but which has not been so publicly announced or disclosed.  The Company acknowledges and agrees that no Investor makes or has made any representations or warranties with respect to the transactions contemplated hereby other than those set forth in the Transaction Documents.

(gg)  Manipulation of Price.  In connection with the sale of the Common Shares, the Company has not, and to its knowledge no one acting on its behalf has, (i) taken, directly or indirectly, any action designed to cause or to result, or that could reasonably be expected to cause or result, in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Securities, (ii) sold, bid for, purchased, or paid any compensation, other than compensation paid to the Placement Agents, for soliciting purchases of, any of the Securities, or (iii) paid or agreed to pay to any person, other than the Placement Agents, any compensation for soliciting another to purchase any other securities of the Company.

(hh)  No Additional Agreements.  The Company does not have any agreement or understanding with any Investor with respect to the transactions contemplated by the Transaction Documents other than as specified in this Agreement.

3.2  Representations and Warranties of the Investors.  Each Investor hereby, as to itself only and for no other Investor, represents and warrants to the Company as follows:

(a)  Organization; Authority.  Such Investor is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite corporate, partnership or other power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder.  The purchase by such Investor of the Securities hereunder and the consummation of the transactions contemplated by the Transaction Documents have been duly authorized by all necessary corporate, partnership or other action on the part of such Investor.  This Agreement and the Transaction Documents to which such Investor is a party or has or will execute have been duly executed and delivered by such Investor and constitutes the valid and binding obligation of such Investor, enforceable against it in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(b)  No Public Sale or Distribution.  Such Investor is (i) acquiring the Common Shares and the Warrants and (ii) upon exercise of the Warrants will acquire the Warrant Shares issuable upon exercise thereof, in the ordinary course of business for its own account and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered under the Securities Act or under an exemption from such registration and in compliance with applicable federal and state securities laws, and such Investor does not have a present arrangement to effect any distribution of the Securities to or through any person or entity; provided, however, that by making the representations herein, such Investor does not agree to hold any of the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with or pursuant to a registration statement or an exemption under the Securities Act.

(c)  Investor Status.  At the time such Investor was offered the Securities, it was, at the date hereof it is, and on the date which it exercises any Warrants it will be an “accredited investor” as defined in Rule 501(a) under the Securities Act or a “qualified institutional buyer” as defined in Rule 144A(a) under the Securities Act.  Such Investor is not a registered broker dealer registered under Section 15(a) of the Exchange Act, or a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”) or an entity engaged in the business of being a broker dealer.  Except as otherwise disclosed in writing to the Company on Exhibit B-2 (attached hereto) on or prior to the date of this Agreement, such Investor is not affiliated with any broker dealer registered under Section 15(a) of the Exchange Act, or a member of the FINRA or an entity engaged in the business of being a broker dealer.

(d)  General Solicitation.  Such Investor is not purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media, broadcast over television or radio, disseminated over the Internet or presented at any seminar or any other general solicitation or general advertisement.

(e)  Experience of Such Investor.  Such Investor, either alone or together with its representatives has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment.  Such Investor understands that it must bear the economic risk of this investment in the Securities indefinitely, and is able to bear such risk and is able to afford a complete loss of such investment.

(f)  Access to Information.  Such Investor acknowledges that it has reviewed the Disclosure Materials and has been afforded:  (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Securities and the merits and risks of investing in the Securities; (ii) access to information (other than material non-public information) about the Company and each Subsidiary and its financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment.  Neither such inquiries nor any other investigation conducted by or on behalf of such Investor or its representatives or counsel shall modify, amend or affect such Investor’s right to rely on the truth, accuracy and completeness of the Disclosure Materials and the Company’s representations and warranties contained in the Transaction Documents.  Such Investor acknowledges receipt of copies of the SEC Reports.

(g)  No Governmental Review.  Such Investor understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

(h)  No Conflicts.  The execution, delivery and performance by such Investor of this Agreement and the consummation by such Investor of the transactions contemplated hereby will not (i) result in a violation of the organizational documents of such Investor or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which such Investor is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws) applicable to such Investor, except in the case of clauses (ii) and (iii) above, for such that are not material and do not otherwise affect the ability of such Investor to consummate the transactions contemplated hereby or perform its obligations hereunder.

(i)  Prohibited Transactions; Confidentiality.  No Investor, directly or indirectly, and no Person acting on behalf of or pursuant to any understanding with any Investor, has engaged in any purchases or sales of the securities of the Company, including derivatives (such purchases or sales, a “Transaction”) (including, without limitation, any Short Sales involving any of the Company’s securities) since the time that such Investor was first contacted by the Company, the Agent or any other Person regarding an investment in the Company.  For purposes of clarification, "Transaction" shall not include the location and/or reservation of borrowable shares of Common Stock.  Such Investor covenants that neither it nor any Person acting on its behalf or pursuant to any understanding with such Investor will engage, directly or indirectly, in any Transactions in the securities of the Company (including Short Sales) prior to the time the transactions contemplated by this Agreement are publicly disclosed.  “Short Sales” include, without limitation, all “short sales” as defined in Rule 200 promulgated under Regulation SHO under the Exchange Act and all types of direct and indirect stock pledges, forward sale contracts, options, puts, calls, short sales, swaps, derivatives and similar arrangements (including on a total return basis), and sales and other transactions through non-U.S. broker-dealers or foreign regulated brokers; provided, however, that "short sales" shall not include the location and/or reservation of borrowable shares of Common Stock.  Notwithstanding the foregoing, in the case of an Investor that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of such Investor's assets and the portfolio managers have no knowledge of the investment decisions made by the portfolio managers managing other portions of such Investor's assets, the representation set forth above shall only apply with respect to the portion of assets managed by the portfolio manager that had or has knowledge of the transactions contemplated herein.

(j)  No Legal, Tax or Investment Advice.  Such Investor understands that nothing in this Agreement or any other materials presented by or on behalf of the Company to the Investor in connection with the purchase of the Securities constitutes legal, tax or investment advice.  Such Investor has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the Securities.  Such Investor understands that the Agent has acted solely as the agent of the Company in this placement of the Securities, and that the Agent makes no representation or warranty with regard to the merits of this transaction or as to the accuracy of any information such Investor may have received in connection therewith.  Such Investor acknowledges that he has not relied on any information or advice furnished by or on behalf of the Agent.

(k)  Reliance on Exemptions.  Such Investor understands that the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and such Investor’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of such Investor set forth herein and in the other Transaction Documents in order to determine the availability of such exemptions and the eligibility of such Investor to acquire the Securities.

(l)  Residency.  Such Investor is a resident of that jurisdiction specified below its address on the Schedule of Investors.

(m)  Transfer or Resale.  Such Investor understands that: (i) the Securities have not been and are not being registered under the Securities Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (A) subsequently registered thereunder, (B) such Investor shall have delivered to the Company an opinion of counsel, in a form reasonably acceptable to the Company, to the effect that such Securities to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration, or (C) such Investor provides the Company with reasonable assurance that such Securities can be sold, assigned or transferred pursuant to Rule 144 promulgated under the Securities Act (or a successor rule thereto); (ii) any sale of the Securities made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144 and further, if Rule 144 is not applicable, any resale of the Securities under circumstances in which the seller (or the Person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the Securities Act) may require compliance with some other exemption under the Securities Act or the rules and regulations of the SEC thereunder; and (iii) except as set forth in the Registration Rights Agreement, neither the Company nor any other Person is under any obligation to register the Securities under the Securities Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder.  The Securities may be pledged in connection with a bona fide margin account or other loan or financing arrangement secured by the Securities and such pledge of Securities shall not be deemed to be a transfer, sale or assignment of the Securities hereunder, and no Investor effecting a pledge of Securities shall be required to provide the Company with any notice thereof or otherwise make any delivery to the Company pursuant to this Agreement or any other Transaction Document.

(n)  Legends.  Such Investor understands that the certificates or other instruments representing the Common Shares and the Warrants and, until such time as the resale of the Common Shares and the Warrant Shares has been registered under the Securities Act as contemplated by the Registration Rights Agreement, the stock certificates representing the Warrant Shares, except as set forth below, shall bear any legend as required by the “blue sky” laws of any state and a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of such stock certificates):

THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY APPLICABLE STATE SECURITIES LAWS AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL, IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT AND APPLICABLE STATE SECURITIES LAWS OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT..  THESE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT WITH A REGISTERED BROKER-DEALER OR OTHER LOAN WITH A FINANCIAL INSTITUTION THAT IS AN “ACCREDITED INVESTOR” AS DEFINED IN RULE 501(a) UNDER THE SECURITIES ACT OR OTHER LOAN SECURED BY SUCH SECURITIES.

Such Investor understands that the legend set forth above shall be removed and the Company shall issue a certificate without such legend to the holder of the Securities upon which it is stamped or issue to such holder by electronic delivery at the applicable balance account at The Depository Trust Company ("DTC"), if, unless otherwise required by state securities laws, (i) such Securities are registered for resale under the Securities Act, (ii) in connection with a sale, assignment or other transfer, such holder provides the Company with an opinion of a law firm reasonably acceptable to the Company, in a form reasonably acceptable to the Company, to the effect that such sale, assignment or transfer of the Securities may be made without registration under the applicable requirements of the Securities Act, or (iii) such holder provides the Company with reasonable assurance that the Securities can be sold, assigned or transferred pursuant to Rule 144.  The Company shall be responsible for the fees of its transfer agent and all DTC fees associated with such issuance.

ARTICLE IV

OTHER AGREEMENTS OF THE PARTIES

4.1  Transfer Restrictions.

(a)  The Investors covenant that the Securities will only be disposed of pursuant to an effective registration statement under, and in compliance with the requirements of, the Securities Act or pursuant to an available exemption from the registration requirements of the Securities Act, and in compliance with any applicable state securities laws.  In connection with any transfer of Securities other than pursuant to an effective registration statement or to the Company, or any transfer of Securities pursuant to Rule 144(k) (or any portion of Rule 144 after February 15, 2008), the Company may require the transferor to provide to the Company an opinion of counsel selected by the transferor, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration under the Securities Act.  Notwithstanding the foregoing, the Company hereby consents to and agrees to register on the books of the Company and with its Transfer Agent, without any such legal opinion, except to the extent that the transfer agent requests such legal opinion, any transfer of Securities by an Investor to an Affiliate of such Investor, provided that the transferee certifies to the Company that it is an “accredited investor” as defined in Rule 501(a) under the Securities Act and provided that such Affiliate does not request any removal of any existing legends on any certificate evidencing the Securities.

(b)  The Investors agree to the imprinting, until no longer required by this Section 4.1(b), of the following legend on any certificate evidencing any of the Securities:

THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY APPLICABLE STATE SECURITIES LAWS AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL, IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT AND APPLICABLE STATE SECURITIES LAWS OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT..  THESE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT WITH A REGISTERED BROKER-DEALER OR OTHER LOAN WITH A FINANCIAL INSTITUTION THAT IS AN “ACCREDITED INVESTOR” AS DEFINED IN RULE 501(a) UNDER THE SECURITIES ACT OR OTHER LOAN SECURED BY SUCH SECURITIES.

Certificates evidencing the Common Shares and the Warrant Shares shall not be required to contain such legend or any other legend (i) while a registration statement (including the Registration Statement) covering the resale of the Common Shares and the Warrant Shares is effective under the Securities Act, (ii) following any sale of such Securities pursuant to Rule 144 if the holder provides the Company with a legal opinion (and the documents upon which the legal opinion is based) reasonably acceptable to the Company to the effect that the Securities can be sold under Rule 144, (iii) if the Securities are eligible for sale under Rule 144(k) (or any portion of Rule 144 after February 15, 2008), or (iv) if the holder provides the Company with a legal opinion (and the documents upon which the legal opinion is based) reasonably acceptable to the Company to the effect that the legend is not required under applicable requirements of the Securities Act (including controlling judicial interpretations and pronouncements issued by the Staff of the SEC).    The Company covenants and agrees that restrictive legends shall be removed and the Company shall issue a certificate without such legend to the holder of the Securities upon which it is stamped or issue to such holder by electronic delivery at the applicable balance account at DTC, if, unless otherwise required by state securities laws, (i) if such Securities are registered for resale under the Securities Act, (ii) in connection with a sale, assignment or other transfer, such holder provides the Company with an opinion of a law firm reasonably acceptable to the Company, in a form reasonably acceptable to the Company, to the effect that such sale, assignment or transfer of the Securities may be made without registration under the applicable requirements of the Securities Act, or (iii) such holder provides the Company with reasonable assurance that the Securities can be sold, assigned or transferred pursuant to Rule 144.  The Company shall be responsible for the fees of its transfer agent and all DTC fees associated with such issuance.  The Company shall cause its counsel to issue the legal opinion included in the Transfer Agent Instructions to the Transfer Agent on the Effective Date.  Following the Effective Date and provided the registration statement referred to in clause (i) above is then in effect, or at such earlier time as a legend is no longer required for certain Securities, the Company will no later than five Trading Days following the delivery by an Investor to the Company or the Transfer Agent (if delivery is made to the Transfer Agent a copy shall be contemporaneously delivered to the Company) of (i) a legended certificate representing such Securities (and, in the case of a requested transfer, endorsed or with stock powers attached, signatures guaranteed, and otherwise in form necessary to affect transfer), and (ii) an opinion of counsel to the extent required by Section 4.1(a), deliver or cause to be delivered to such Investor a certificate representing such Securities that is free from all restrictive and other legends.  The Company may not make any notation on its records or give instructions to the Transfer Agent that expand the restrictions on transfer set forth in this Section.

If within three Trading Days after receipt by the Company or its Transfer Agent of a legended certificate and the other documents as specified in Clauses (i) and (ii) of the paragraph immediately above, the Company shall fail to cause to be issued and delivered to such Investor a certificate representing such Securities that is free from all restrictive and other legends, and if on or after such Trading Day the Investor purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Investor of shares of Common Stock that the Investor anticipated receiving from the Company without any restrictive legend (the “Covering Shares”), then the Company shall, within three Trading Days after the Investor’s request, pay cash to the Investor in an amount equal to the excess (if any) of the Investor’s total purchase price (including brokerage commissions, if any) for the Covering Shares, over the product of (A) the number of Covering Shares, times (B) the closing bid price on the date of delivery of such certificate and the other documents as specified in Clauses (i) and (ii) of the paragraph immediately above.

(c)  The Company will not object to and shall permit (except as prohibited by law) an Investor to pledge or grant a security interest in some or all of the Securities in connection with a bona fide margin agreement with a registered broker-dealer or grant a security interest in some or all of the Securities to a financial institution that is an “accredited investor” as defined in Rule 501(a) under the Securities Act and who agrees to be bound by the provisions of this Agreement, and if required under the terms of such arrangement, the Company will not object to and shall permit (except as prohibited by law) such Investor to transfer pledged or secured Securities to the pledgees or secured parties.  Except as required by law, such a pledge or transfer would not be subject to approval of the Company, no legal opinion of the pledgee, secured party or pledgor shall be required in connection therewith (but such legal opinion shall be required in connection with a subsequent transfer or foreclosure following default by the Purchaser transferee of the pledge), and no notice shall be required of such pledge.  Each Investor acknowledges that the Company shall not be responsible for any pledges relating to, or the grant of any security interest in, any of the Securities or for any agreement, understanding or arrangement between any Investor and its pledgee or secured party.  At the appropriate Investor’s expense, the Company will execute and deliver such reasonable documentation as a pledgee or secured party of Securities may reasonably request in connection with a pledge or transfer of the Securities, including the preparation and filing of any required prospectus supplement under Rule 424(b)(3) of the Securities Act or other applicable provision of the Securities Act to appropriately amend the list of Selling Stockholders thereunder. Provided that the Company is in compliance with the terms of this Section 4.1(c), the Company’s indemnification obligations pursuant to Section 7.18 shall not extend to any Proceeding or Losses arising out of or related to this Section 4.1(c).

4.2  Furnishing of Information.  Until the date that any Investor owning Common Shares or Warrant Shares may sell all of them under Rule 144(k) (or Rule 144 after February 15, 2008) of the Securities Act (or any successor provision), the Company covenants to use its commercially reasonable best efforts to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act.  The Company further covenants that it will take such further action as any holder of Securities may reasonably request to satisfy the provisions of this Section 4.2.  The Company shall submit to the SEC, as soon as practicable (but in no event later than three (3) Business Days) after the Company learns that no review of a particular Registration Statement will be made by the staff of the SEC or that the staff has no further comments on a particular Registration Statement, as the case may be, a request for acceleration of effectiveness of such Registration Statement to a time and date not later than two (2) Business Days after the submission of such request.

4.3  Integration.  The Company shall not, and shall use its commercially reasonable best efforts to ensure that no Affiliate thereof shall, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Securities in a manner that would require the registration under the Securities Act of the sale of the Securities to the Investors or that would be integrated with the offer or sale of the Securities for purposes of the rules and regulations of any Trading Market.

4.4  Securities Laws Disclosure; Publicity.  The Company shall issue a press release disclosing all material terms of the transactions contemplated hereby at or before 9:00 a.m., New York time, on February 15, 2008.  Within two business days of the date hereof, the Company shall file a Current Report on Form 8-K with the SEC (the “8-K Filing”) describing the terms of the transactions contemplated by the Transaction Documents and including as exhibits to such Current Report on Form 8-K the material Transaction Documents and the form of Warrants, in the form required by the Exchange Act.  Thereafter, the Company shall timely file any filings and notices required by the SEC or applicable law with respect to the transactions contemplated hereby.  Except as herein provided or in connection with the filing of the 8-K Filing or Registration Statement, neither the Company nor any Subsidiary shall publicly disclose the name of any Investor, or include the name of any Investor in any press release without the prior written consent of such Investor (which consent shall not be unreasonably withheld or delayed), unless otherwise required by law, regulatory authority or Trading Market.  No Investor will be in possession of material non-public information received from the Company or any Person acting on its behalf that is not disclosed in the press release referenced above and neither the Company nor any Subsidiary shall, and shall cause each of their respective officers, directors, employees and agents not to, provide any Investor with any material nonpublic information regarding the Company or any Subsidiary from and after the issuance of the above referenced press release without the express written consent of such Investor.

4.5  Use of Proceeds.  The Company intends to use the net proceeds from the sale of the Securities to purchase the telecommunications assets of Intel Corp.’s optical platform division, future potential acquisitions, working capital and general corporate purposes.  The Company also may use a portion of the net proceeds, currently intended for general corporate purposes, to acquire or invest in technologies, products or services that complement its business, although the Company has no present plans or commitments and is not currently engaged in any material negotiations with respect to these types of transactions.  Pending these uses, the Company intends to invest the net proceeds from this offering in short-term, interest-bearing, investment-grade securities, or as otherwise pursuant to the Company’s customary investment policies.

4.6           Additional Registration Statements.  From the date hereof and until the date that is forty-five (45) calendar days after the earlier of (i) the Effective Date and (ii) the last day of the Registration Period (each as defined in the Registration Rights Agreement) (the "Trigger Date"), the Company shall not file a registration statement under the 1933 Act (other than on Form S-8) relating to securities that are not the Securities.

4.7           Additional Issuances.  From the date hereof until the Trigger Date, other than Excluded Securities, the Company will not, directly or indirectly, offer, sell, grant any option to purchase, or otherwise dispose of (or announce any offer, sale, grant or any option to purchase or other disposition of) any of its or its Subsidiaries' equity or equity equivalent securities, including without limitation any debt, preferred stock or other instrument or security that is, at any time during its life and under any circumstances, convertible into or exchangeable or exercisable for shares of Common Stock, Options or Convertible Securities.

ARTICLE V

CONDITIONS

5.1  Conditions Precedent to the Obligations of the Investors.  The obligation of each Investor to acquire Securities at the Closing is subject to the satisfaction or waiver by such Investor, at or before the Closing, of each of the following conditions:

(a)  Representations and Warranties.  The representations and warranties of the Company contained herein shall be true and correct in all material respects as of the date when made and as of the Closing as though made on and as of such date (except for those representations and warranties that speak as of a specific date, which shall be true and correct as of such specified date); and

(b)  Performance.  The Company and each other Investor shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by it at or prior to the Closing.

(c)  No Suspensions of Trading in Common Stock; Listing. Trading in the Common Stock shall not have been suspended by the SEC or any Trading Market (except for any suspensions of trading of not more than one Trading Day solely to permit dissemination of material information regarding the Company) at any time since the date of execution of this Agreement, and the Common Stock shall have been at all times since such date listed for trading on a Trading Market.

(d)  Absence of Litigation. No action, suit or proceeding by or before any court or any governmental body or authority, against the Company or any Subsidiary or pertaining to the transactions contemplated by this Agreement or their consummation, shall have been instituted on or before the Closing Date, which action, suit or proceeding would, if determined adversely, have a Material Adverse Effect.

(e)  Approvals.  The Company shall have obtained all governmental, regulatory or third party consents and approvals, if any, necessary for the sale of the Securities.

(f)  Deliverables.  The Company shall have executed each of the Transaction Documents to which it is a party and delivered the same to the Company.  The Company shall have delivered to the Investors those items required by Section 2.2(a).

(g)  Management Lock-up Agreements.  The Company shall have delivered to the Investors the lock-up agreements in the forms of Exhibit F hereof, executed by Reuben F. Richards, Hong Hou, Adam Gushard, John Iannelli and Keith Kosco (the "Lock-Up Agreements").

(h)  Aggregate Purchase Price.  The aggregate purchase price for all Securities shall not exceed $100,000,000.00.

5.2  Conditions Precedent to the Obligations of the Company.  The obligation of the Company to sell the Securities at the Closing is subject to the satisfaction or waiver by the Company, at or before the Closing, of each of the following conditions:

(a)  Representations and Warranties.  The representations and warranties of the Investors contained herein shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made on and as of such date (except for those representations and warranties that speak as of a specific date, which shall be true and correct as of such specified date); and

(b)  Performance.  The Investors shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by the Investors at or prior to the Closing.

(c)  Deliverables.  The Investors shall have executed each of the Transaction Documents to which it is a party and delivered the same to the Company.  The Investors shall have delivered to the Company those items required by Section 2.2(b).

ARTICLE VI

INTENTIONALLY OMITTED

ARTICLE VII

MISCELLANEOUS

7.1  Termination.  This Agreement may be terminated by the Company or any Investor, by written notice to the other parties, if the Closing has not been consummated by the fifth Trading Day following the date of this Agreement; provided that no such termination will affect the right of any party to sue for any breach by the other party (or parties).

7.2  Fees and Expenses.  Except as expressly set forth in the Transaction Documents to the contrary, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement.  The Company shall pay all Transfer Agent fees, stamp taxes and other taxes and duties levied in connection with the sale and issuance of the applicable Securities.

7.3  Entire Agreement.  The Transaction Documents, together with the Exhibits, Annexes and Schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.  At or after the Closing, and without further consideration, the Company and the Investors will execute and deliver to the Investors such further documents as may be reasonably requested in order to give practical effect to the intention of the parties under the Transaction Documents.

7.4  Notices.  Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission and electronic or mechanical confirmation of receipt, if such notice or communication is delivered via facsimile or email at the facsimile number or email address specified in this Section  prior to 6:30 p.m. (New York City time) on a Trading Day, (b) the next Trading Day after the date of transmission and electronic or mechanical confirmation of receipt, if such notice or communication is delivered via facsimile or email at the facsimile number or email address specified in this Section on a day that is not a Trading Day or later than 6:30 p.m. (New York City time) on any Trading Day, (c) the Trading Day following the date of deposit with a nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given.  The addresses, facsimile numbers and email addresses for such notices and communications are those set forth on the signature pages hereof, or such other address or facsimile number as may be designated in writing hereafter, in the same manner, by any such Person.  In addition, a copy (solely for informational purposes) of any notice required to be delivered to any Investor shall be delivered to the following address:

Schulte Roth & Zabel LLP

919 Third Avenue

New York, New York  10022

Telephone:                                (212) 756-2000

Facsimile:                                (212) 593-5955

E-Mail:                      eleazer.klein@srz.com

Attention:                                Eleazer N. Klein, Esq.

7.5  Amendments; Waivers.  No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by the Company and each of the Investors or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought.  No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right.  No amendment shall be effective to the extent that it applies to less than all of the holders of the applicable Securities  then outstanding.  No consideration (other than the reimbursement of legal fees) shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of any of the Transaction Documents unless the same consideration also is offered to all of the parties to the Transaction Documents or holders of the Warrants, as the case may be.  The Company has not, directly or indirectly, made any agreements with any Investors relating to the terms or conditions of the transactions contemplated by the Transaction Documents except as set forth in the Transaction Documents.  Without limiting the foregoing, the Company confirms that, except as set forth in this Agreement, no Investor has made any commitment or promise or has any other obligation to provide any financing to the Company or otherwise.

7.6  Construction.  The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.  The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

7.7  Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns.  The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Investors; provided, however this Agreement shall be assigned to any corporation or association into which the Company may be merged or converted or with which it may be consolidated, or any corporation, association or other similar entity resulting from any merger, conversion or consolidation to which the Company shall be a party without the execution or filing of any paper with any partner hereto or any further act on the part of any of the parties to this Agreement except where an instrument of transfer or assignment is required by law to effect such succession, anything herein to the contrary notwithstanding.  Any Investor may assign its rights under this Agreement to any Person to whom such Investor assigns or transfers any Securities, provided (i) such transferor agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company after such assignment, (ii) the Company is furnished with written notice of the name and address of such transferee or assignee and (iii) such transferee agrees in writing to be bound, with respect to the transferred Securities, by the provisions hereof that apply to the “Investors.”

7.8  No Third-Party Beneficiaries.  This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

7.9  Governing Law; Venue; Waiver of Jury Trial.  THE CORPORATE LAWS OF THE STATE OF NEW JERSEY SHALL GOVERN ALL ISSUES CONCERNING THE RELATIVE RIGHTS OF THE COMPANY AND ITS STOCKHOLDERS.  ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY, ENFORCEMENT AND INTERPRETATION OF THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.  THE COMPANY AND INVESTORS HEREBY IRREVOCABLY SUBMIT TO THE NON-EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS SITTING IN THE CITY OF NEW YORK, BOROUGH OF MANHATTAN FOR THE ADJUDICATION OF ANY DISPUTE BROUGHT BY THE COMPANY OR ANY INVESTOR HEREUNDER, IN CONNECTION HEREWITH OR WITH ANY TRANSACTION CONTEMPLATED HEREBY OR DISCUSSED HEREIN (INCLUDING WITH RESPECT TO THE ENFORCEMENT OF ANY OF THE TRANSACTION DOCUMENTS), AND HEREBY IRREVOCABLY WAIVE, AND AGREE NOT TO ASSERT IN ANY SUIT, ACTION OR PROCEEDING BROUGHT BY THE COMPANY OR ANY INVESTOR, ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF ANY SUCH COURT, OR THAT SUCH SUIT, ACTION OR PROCEEDING IS IMPROPER.  EACH PARTY HEREBY IRREVOCABLY WAIVES PERSONAL SERVICE OF PROCESS AND CONSENTS TO PROCESS BEING SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING BY MAILING A COPY THEREOF VIA REGISTERED OR CERTIFIED MAIL OR OVERNIGHT DELIVERY (WITH EVIDENCE OF DELIVERY) TO SUCH PARTY AT THE ADDRESS IN EFFECT FOR NOTICES TO IT UNDER THIS AGREEMENT AND AGREES THAT SUCH SERVICE SHALL CONSTITUTE GOOD AND SUFFICIENT SERVICE OF PROCESS AND NOTICE THEREOF.  NOTHING CONTAINED HEREIN SHALL BE DEEMED TO LIMIT IN ANY WAY ANY RIGHT TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW.  THE COMPANY AND INVESTORS HEREBY WAIVE ALL RIGHTS TO A TRIAL BY JURY.

7.10  Survival.  Unless this Agreement is terminated under Section 7.1, the representations and warranties, agreements and covenants contained herein shall survive the Closing Date.  Each Investor shall be responsible solely for its own representations, warranties, agreements and covenants hereunder.

7.11  Execution.  This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart.  In the event that any signature is delivered by facsimile transmission or email attachment, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or email-attached signature page were an original thereof.

7.12  Severability.  If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

7.13  Rescission and Withdrawal Right.  Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) the Transaction Documents, whenever any Investor exercises a right, election, demand or option owed to such Investor by the Company under a Transaction Document and the Company does not timely perform its related obligations within the periods therein provided, then, prior to the performance by the Company of the Company’s related obligation, such Investor may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights.

7.14  Replacement of Securities.  If any certificate or instrument evidencing any Securities is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and the execution by the holder thereof of a customary lost certificate affidavit of that fact and an agreement to indemnify and hold harmless the Company for any losses in connection therewith.  The applicants for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs associated with the issuance of such replacement Securities.

7.15  Remedies.  In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Investors and the Company will be entitled to seek specific performance under the Transaction Documents.  The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations described in the foregoing sentence and hereby agree to waive in any action for specific performance of any such obligation (other than in connection with any action for a temporary restraining order) the defense that a remedy at law would be adequate.

7.16  Payment Set Aside.  To the extent that the Company makes a payment or payments to any Investor hereunder or any Investor enforces or exercises its rights hereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company by a trustee, receiver or any other person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

7.17  Adjustments in Share Numbers and Prices.  In the event of any stock split, subdivision, dividend or distribution payable in shares of Common Stock (or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly shares of Common Stock), combination or other similar recapitalization or event occurring after the date hereof, each reference in any Transaction Document to a number of shares or a price per share shall be amended to appropriately account for such event.

7.18  Indemnification.  In consideration of each Investor's execution and delivery of the Transaction Documents and acquiring the Securities thereunder and in addition to all of the Company's other obligations under the Transaction Documents, the Company shall defend, protect, indemnify and hold harmless each Investor and each other holder of the Securities and all of their stockholders, partners, members, officers, directors, employees and direct or indirect investors and any of the foregoing Persons' agents or other representatives (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the "Indemnitees") from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys' fees and disbursements (the "Indemnified Liabilities"), incurred by any Indemnitee as a result of, or arising out of, or relating to (a) any misrepresentation or breach of any representation or warranty made by the Company in the Transaction Documents or (b) any breach of any covenant, agreement or obligation of the Company contained in the Transaction Documents.  To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities that is permissible under applicable law.  Except as otherwise set forth herein, the mechanics and procedures with respect to the rights and obligations under this Section 7.18 shall be the same as those set forth in the Registration Rights Agreement.

7.19  Independent Nature of Investors’ Obligations and Rights.  The obligations of each Investor under any Transaction Document are several and not joint with the obligations of any other Investor, and no Investor shall be responsible in any way for the performance of the obligations of any other Investor under any Transaction Documents.  The decision of each Investor to purchase Securities pursuant to this Agreement has been made by such Investor independently of any other Investor and independently of any information, materials, statements or opinions as to the business, affairs, operations, assets, properties, liabilities, results of operations, condition (financial or otherwise) or prospects of the Company which may have been made or given by any other Investor or by any agent or employee of any other Investor, and no Investor or any of its agents or employees shall have any liability to any other Investor (or any other person) relating to or arising from any such information, materials, statements or opinions.  Nothing contained herein or in any Transaction Document, and no action taken by any Investor pursuant thereto, shall be deemed to constitute the Investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investors are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Document.  Each Investor acknowledges that no other Investor has acted as agent for such Investor in connection with making its investment hereunder and that no other Investor will be acting as agent of such Investor in connection with monitoring its investment hereunder.  Each Investor shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Investor to be joined as an additional party in any Proceeding for such purpose.

[SIGNATURE PAGES TO FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

EMCORE CORPORATION
By: /s/ Adam Gushard
Name: Adam Gushard
Title: Chief Financial Officer
Address for Notice:
10420 Research Road, SE
Albuquerque, New Mexico 87123
Facsimile No.: (505) 332-5000
Telephone No.: (505) 332-5038
Attn:
With a copy to:
Jones Day
1755 Embarcadero Road
Palo Alto, CA 94303
Facsimile No.: (650) 739-3900
Telephone No.: (650) 739-3997
Attn: Steve Gillette

and

Jones Day
51 Louisiana Avenue, NW
Washington, D.C. 20001
Facsimile No.: (201) 626-1700
Telephone No.: (202) 879-3483
Attn: John Welch

SPA COMPANY SIGNATURE PAGE

Investor Signature Page

By its execution and delivery of this signature page, the undersigned Investor hereby joins in and agrees to be bound by the terms and conditions of the Securities Purchase Agreement dated as of February 13, 2008 (the “Purchase Agreement”) by and among EMCORE Corporation and the Investors (as defined therein), as to the number of shares of Common Stock set forth below, and authorizes this signature page to be attached to the Purchase Agreement or counterparts thereof.
Name of Investor: Polar Securities Inc.

By: /s/ Robyn Schultz
Name: Robyn Schultz
Title: VP, Polar Securities Inc. (as IA for certain managed accounts)
Address:372 Bay St., 21st Fl Toronto, ON M5R2W9
Telephone No.: 416-367-4364
Facsimile No.: 416-367-0567
Email Address: rschultz@polarsec.com
Number of Shares: 283,100
Aggregate Purchase Price: $3,538,750
Number of Warrants: 49,543
Delivery Instructions (if different than above):
BMO Nesbitt Burns Inc.
Account Reference: 402-20080, Altairis Offshore
1 First Canadian Place, 35th Floor
Toronto, ON M5X 1H3
Attn: Jennifer Scotland, 416-359-4972

Exhibits:

A           Form of Warrant
B           Instruction Sheet for Investors
C           Opinion of Company Corporate Counsel
D           Company Transfer Agent Instructions
E           Form of Registration Rights Agreement
F           Form of Lock-Up Agreement

Investor Signature Page

By its execution and delivery of this signature page, the undersigned Investor hereby joins in and agrees to be bound by the terms and conditions of the Securities Purchase Agreement dated as of February 13, 2008 (the “Purchase Agreement”) by and among EMCORE Corporation and the Investors (as defined therein), as to the number of shares of Common Stock set forth below, and authorizes this signature page to be attached to the Purchase Agreement or counterparts thereof.
Name of Investor: Polar Securities Inc.

By: /s/ Robyn Schultz
Name: Robyn Schultz
Title: VP, Polar Securities Inc. (as IA for certain managed accounts)
Address:372 Bay St., 21st Fl Toronto, ON M5R2W9
Telephone No.: 416-367-4364
Facsimile No.: 416-367-0567
Email Address: rschultz@polarsec.com
Number of Shares: 54,000
Aggregate Purchase Price: $680,000
Number of Warrants: 9,520
Delivery Instructions (if different than above):
BMO Nesbitt Burns Inc.
Account Reference: 402-20055, Altairis Investments L.P.
1 First Canadian Place, 35th Floor
Toronto, ON M5X 1H3
Attn: Jennifer Scotland, 416-359-4972

Exhibits:

A           Form of Warrant
B           Instruction Sheet for Investors
C           Opinion of Company Corporate Counsel
D           Company Transfer Agent Instructions
E           Form of Registration Rights Agreement
F           Form of Lock-Up Agreement

Investor Signature Page

By its execution and delivery of this signature page, the undersigned Investor hereby joins in and agrees to be bound by the terms and conditions of the Securities Purchase Agreement dated as of February 13, 2008 (the “Purchase Agreement”) by and among EMCORE Corporation and the Investors (as defined therein), as to the number of shares of Common Stock set forth below, and authorizes this signature page to be attached to the Purchase Agreement or counterparts thereof.
Name of Investor: Polar Securities Inc.

By: /s/ Robyn Schultz
Name: Robyn Schultz
Title: VP, Polar Securities Inc. (as IA for certain managed accounts)
Address:372 Bay St., 21st Fl Toronto, ON M5R2W9
Telephone No.: 416-367-4364
Facsimile No.: 416-367-0567
Email Address: rschultz@polarsec.com
Number of Shares: 502,500
Aggregate Purchase Price: $6,281,250
Number of Warrants: 87,938
Delivery Instructions (if different than above):
BMO Nesbitt Burns Inc.
Account Reference: 402-20486, Altairis Offshore Levered
1 First Canadian Place, 35th Floor
Toronto, ON M5X 1H3
Attn: Jennifer Scotland, 416-359-4972

Exhibits:

A           Form of Warrant
B           Instruction Sheet for Investors
C           Opinion of Company Corporate Counsel
D           Company Transfer Agent Instructions
E           Form of Registration Rights Agreement
F           Form of Lock-Up Agreement

Investor Signature Page

By its execution and delivery of this signature page, the undersigned Investor hereby joins in and agrees to be bound by the terms and conditions of the Securities Purchase Agreement dated as of February 15, 2008 (the “Purchase Agreement”) by and among EMCORE Corporation and the Investors (as defined therein), as to the number of shares of Common Stock set forth below, and authorizes this signature page to be attached to the Purchase Agreement or counterparts thereof.
Name of Investor: THE QUERCUS TRUST

By: /s/ David Gelbaum
Name: David Gelbaum
Title: Trustee
Address:1835 Newport Blvd., A109PMB 467 Costa Mesa, CA 92627
Telephone No.: 949-646-3784
Facsimile No.: 949-631-6723
Email Address: xaixai@pacbell.net
Number of Shares: 752,000
Number of Warrants: 131,600
Aggregate Purchase Price: $9,400,000
Delivery Instructions (if different than above):
c/o:
Address:

Telephone No.:
Facsimile No.:
Other Special Instructions:

Exhibits:

A           Form of Warrant
B           Instruction Sheet for Investors
C           Opinion of Company Corporate Counsel
D           Company Transfer Agent Instructions
E           Form of Registration Rights Agreement
F           Form of Lock-Up Agreement

Investor Signature Page

By its execution and delivery of this signature page, the undersigned Investor hereby joins in and agrees to be bound by the terms and conditions of the Securities Purchase Agreement dated as of February 14, 2008 (the “Purchase Agreement”) by and among EMCORE Corporation and the Investors (as defined therein), as to the number of shares of Common Stock set forth below, and authorizes this signature page to be attached to the Purchase Agreement or counterparts thereof.
Name of Investor: Marathon Global Equity Master Fund, Ltd.

By: /s/ Jamie Raboy
Name: Jamie Raboy
Title: Managing Director
Address:461 5th Avenue, 10[t]h Fl, New York, NY 10017
Telephone No.: 212-381-4422
Facsimile No.: 212-381-0012
Email Address: seichenstein@marathonfund.com
Number of Shares: 600,000
Number of Warrants: 105,000
Aggregate Purchase Price: $7,500,000

Delivery Instructions (if different than above):
c/o: Goldman Sachs & Co.
Address: 30 Hudson Street, Jersey City, NJ 07302
Telephone No. :212-357-2468
Facsimile No.:	212-428-9370
Other Special Instructions:

Exhibits:

A           Form of Warrant
B           Instruction Sheet for Investors
C           Opinion of Company Corporate Counsel
D           Company Transfer Agent Instructions
E           Form of Registration Rights Agreement
F           Form of Lock-Up Agreement

Investor Signature Page

By its execution and delivery of this signature page, the undersigned Investor hereby joins in and agrees to be bound by the terms and conditions of the Securities Purchase Agreement dated as of February 15, 2008 (the “Purchase Agreement”) by and among EMCORE Corporation and the Investors (as defined therein), as to the number of shares of Common Stock set forth below, and authorizes this signature page to be attached to the Purchase Agreement or counterparts thereof.
Name of Investor: UBS O’Connor LLC F/B/O: O’Connor Pipes Corporate Strategies Master Limited

By: /s/ Andrew Martin
Name: Andrew Martin
Title: Managing Director
Address:UBS O’Connor LLCOne North Wacker Drive 32nd Floor Chicago, Illinois 60614 Attn: Robert Murray
Telephone No.: 312-525-6247
Facsimile No.: 3112-252-6271
Email Address: DL-ubsoc-corpact@ubs.com
Number of Shares: 336,000
Number of Warrants: 58,800
Aggregate Purchase Price: $4,200,000
Delivery Instructions (if different than above):
c/o:
Address:

Telephone No.:
Facsimile No.:
Other Special Instructions:

Exhibits:

A           Form of Warrant
B           Instruction Sheet for Investors
C           Opinion of Company Corporate Counsel
D           Company Transfer Agent Instructions
E           Form of Registration Rights Agreement
F           Form of Lock-Up Agreement

Investor Signature Page

By its execution and delivery of this signature page, the undersigned Investor hereby joins in and agrees to be bound by the terms and conditions of the Securities Purchase Agreement dated as of February 15, 2008 (the “Purchase Agreement”) by and among EMCORE Corporation and the Investors (as defined therein), as to the number of shares of Common Stock set forth below, and authorizes this signature page to be attached to the Purchase Agreement or counterparts thereof.
Name of Investor: UBS O’Connor LLC F/B/O: O’Connor Global Convertible Arbitrage II Master Limited

By: /s/ Andrew Martin
Name: Andrew Martin
Title: Managing Director
Address:UBS O’Connor LLCOne North Wacker Drive 32nd Floor Chicago, Illinois 60614 Attn: Robert Murray
Telephone No.: 312-525-6247
Facsimile No.: 312-525-6271
Email Address: DL-ubsoc-corpact@ubs.com
Number of Shares: 210,560
Number of Warrants: 36,848
Aggregate Purchase Price: $2,632,000
Delivery Instructions (if different than above):
c/o:
Address:

Telephone No.:
Facsimile No.:
Other Special Instructions:

Exhibits:

A           Form of Warrant
B           Instruction Sheet for Investors
C           Opinion of Company Corporate Counsel
D           Company Transfer Agent Instructions
E           Form of Registration Rights Agreement
F           Form of Lock-Up Agreement

Investor Signature Page

By its execution and delivery of this signature page, the undersigned Investor hereby joins in and agrees to be bound by the terms and conditions of the Securities Purchase Agreement dated as of February 15, 2008 (the “Purchase Agreement”) by and among EMCORE Corporation and the Investors (as defined therein), as to the number of shares of Common Stock set forth below, and authorizes this signature page to be attached to the Purchase Agreement or counterparts thereof.
Name of Investor: UBS O’Connor LLC F/B/O: O’Connor Global Convertible Arbitrage II Master Limited

By: /s/ Andrew Martin
Name: Andrew Martin
Title: Managing Director
Address:UBS O’Connor LLCOne North Wacker Drive 32nd Floor Chicago, Illinois 60614 Attn: Robert Murray
Telephone No.: 312-525-6247
Facsimile No.: 312-525-6271
Email Address: DL-ubsoc-corpact@ubs.com
Number of Shares: 13,440
Number of Warrants: 2,352
Aggregate Purchase Price: $168,000
Delivery Instructions (if different than above):
c/o:
Address:

Telephone No.:
Facsimile No.:
Other Special Instructions:

Exhibits:

A           Form of Warrant
B           Instruction Sheet for Investors
C           Opinion of Company Corporate Counsel
D           Company Transfer Agent Instructions
E           Form of Registration Rights Agreement
F           Form of Lock-Up Agreement

Investor Signature Page

By its execution and delivery of this signature page, the undersigned Investor hereby joins in and agrees to be bound by the terms and conditions of the Securities Purchase Agreement dated as of February 13, 2008 (the “Purchase Agreement”) by and among EMCORE Corporation and the Investors (as defined therein), as to the number of shares of Common Stock set forth below, and authorizes this signature page to be attached to the Purchase Agreement or counterparts thereof.
Name of Investor: The Tocqueville Fund

By: /s/ Robert W. Kleinshmidt
Name: Robert W. Kleinshmidt
Title: Authorized Portfolio Manager
Address:40 W. 57th St. 19th Floor New York, NY 10019
Telephone No.: (212) 698-0849
Facsimile No.: (212) 262-0154
Email Address: RWK@tocqueville.com
Number of Shares: 225,000
Aggregate Purchase Price: $2,812,500
Delivery Instructions (if different than above):
c/o: Tocqueville Asset Mgmt.
Address: 40 W. 57th St., 19th Fl.
New York, NY 10019
Telephone No.: (212) 698-0849
Facsimile No.:	(212) 262-0154
Other Special Instructions: Tax ID: 13-6878714

Exhibits:

A           Form of Warrant
B           Instruction Sheet for Investors
C           Opinion of Company Corporate Counsel
D           Company Transfer Agent Instructions
E           Form of Registration Rights Agreement
F           Form of Lock-Up Agreement

Investor Signature Page

By its execution and delivery of this signature page, the undersigned Investor hereby joins in and agrees to be bound by the terms and conditions of the Securities Purchase Agreement dated as of February 13, 2008 (the “Purchase Agreement”) by and among EMCORE Corporation and the Investors (as defined therein), as to the number of shares of Common Stock set forth below, and authorizes this signature page to be attached to the Purchase Agreement or counterparts thereof.
Name of Investor: Tocqueville Amerique

By: /s/ Robert W. Kleinshmidt
Name: Robert W. Kleinshmidt
Title: Authorized Portfolio Manager
Address:EIFB 6. ave de Provence 75441 Paris FRANCE
Telephone No.: (212) 698-0849
Facsimile No.: (212) 262-0154
Email Address: RWK@tocqueville.com
Number of Shares: 45,000
Aggregate Purchase Price: $562,500
Delivery Instructions (if different than above):
c/o: Tocqueville Asset Mgmt.
Address: 40 W. 57th St., 19th Fl.
New York, NY 10019
Telephone No.: (212) 698-0849
Facsimile No.:	(212) 262-0154
Other Special Instructions: Tax ID: n/a (foreign)

Exhibits:

A           Form of Warrant
B           Instruction Sheet for Investors
C           Opinion of Company Corporate Counsel
D           Company Transfer Agent Instructions
E           Form of Registration Rights Agreement
F           Form of Lock-Up Agreement

Investor Signature Page

By its execution and delivery of this signature page, the undersigned Investor hereby joins in and agrees to be bound by the terms and conditions of the Securities Purchase Agreement dated as of February 13, 2008 (the “Purchase Agreement”) by and among EMCORE Corporation and the Investors (as defined therein), as to the number of shares of Common Stock set forth below, and authorizes this signature page to be attached to the Purchase Agreement or counterparts thereof.
Name of Investor: MONTBER, S.A. INCOME

By: /s/ Robert W. Kleinshmidt
Name: Robert W. Kleinshmidt
Title: Authorized Portfolio Manager
Address:c/o The Bank of Bermuda 6. Front Street Hamilton HM11 Bermuda
Telephone No.: (212) 698-0849
Facsimile No.: (212) 262-0154
Email Address: RWK@tocqueville.com
Number of Shares: 190,000
Aggregate Purchase Price: $2,375,000
Delivery Instructions (if different than above):
c/o: Tocqueville Asset Mgmt.
Address: 40 W. 57th St., 19th Fl.
New York, NY 10019
Telephone No.: (212) 698-0849
Facsimile No.:	(212) 262-0154
Other Special Instructions: Tax ID: n/a (foreign)

Exhibits:

A           Form of Warrant
B           Instruction Sheet for Investors
C           Opinion of Company Corporate Counsel
D           Company Transfer Agent Instructions
E           Form of Registration Rights Agreement
F           Form of Lock-Up Agreement

Investor Signature Page

By its execution and delivery of this signature page, the undersigned Investor hereby joins in and agrees to be bound by the terms and conditions of the Securities Purchase Agreement dated as of February 13, 2008 (the “Purchase Agreement”) by and among EMCORE Corporation and the Investors (as defined therein), as to the number of shares of Common Stock set forth below, and authorizes this signature page to be attached to the Purchase Agreement or counterparts thereof.
Name of Investor: THORN LIMITED

By: /s/ Robert W. Kleinshmidt
Name: Robert W. Kleinshmidt
Title: Authorized Portfolio Manager
Address:c/o Lepercq Corp. Mgmt. P.O. Box HM 2363 Hamilton HM JX Bermuda
Telephone No.: (212) 698-0849
Facsimile No.: (212) 262-0154
Email Address: RWK@tocqueville.com
Number of Shares: 35,000
Aggregate Purchase Price: $437,500
Delivery Instructions (if different than above):
c/o: Tocqueville Asset Mgmt.
Address: 40 W. 57th St., 19th Fl.
New York, NY 10019
Telephone No.: (212) 698-0849
Facsimile No.:	(212) 262-0154
Other Special Instructions: Tax ID: n/a (foreign)

Exhibits:

A           Form of Warrant
B           Instruction Sheet for Investors
C           Opinion of Company Corporate Counsel
D           Company Transfer Agent Instructions
E           Form of Registration Rights Agreement
F           Form of Lock-Up Agreement

Investor Signature Page

By its execution and delivery of this signature page, the undersigned Investor hereby joins in and agrees to be bound by the terms and conditions of the Securities Purchase Agreement dated as of February 13, 2008 (the “Purchase Agreement”) by and among EMCORE Corporation and the Investors (as defined therein), as to the number of shares of Common Stock set forth below, and authorizes this signature page to be attached to the Purchase Agreement or counterparts thereof.
Name of Investor: KALUNBORG LTD BVI

By: /s/ Robert W. Kleinshmidt
Name: Robert W. Kleinshmidt
Title: Authorized Portfolio Manager
Address:c/o CODAN TRUST CO. Richmond House 12 Par La Ville Road Hamilton HM JX Bermuda
Telephone No.: (212) 698-0849
Facsimile No.: (212) 262-0154
Email Address: RWK@tocqueville.com
Number of Shares: 15,000
Aggregate Purchase Price: $187,500
Delivery Instructions (if different than above):
c/o: Tocqueville Asset Mgmt.
Address: 40 W. 57th St., 19th Fl.
New York, NY 10019
Telephone No.: (212) 698-0849
Facsimile No.:	(212) 262-0154
Other Special Instructions: Tax ID: n/a (foreign)

Exhibits:

A           Form of Warrant
B           Instruction Sheet for Investors
C           Opinion of Company Corporate Counsel
D           Company Transfer Agent Instructions
E           Form of Registration Rights Agreement
F           Form of Lock-Up Agreement

Investor Signature Page

By its execution and delivery of this signature page, the undersigned Investor hereby joins in and agrees to be bound by the terms and conditions of the Securities Purchase Agreement dated as of February 15, 2008 (the “Purchase Agreement”) by and among EMCORE Corporation and the Investors (as defined therein), as to the number of shares of Common Stock set forth below, and authorizes this signature page to be attached to the Purchase Agreement or counterparts thereof.
Name of Investor: HIGHBRIDGE INTERNATIONAL LLC By: Highbridge Capital Management, LLC Its: Trading Manager

By: /s/ Adam J. Chill
Name:Adam J. Chill
Title: Managing Director
Address:Highbridge Capital Management, LLC 9 West 57th Street, 27th Floor New York, NY 10019 Attn: Ari J. Storch/Adam J. Chill
Telephone No.: 212-287-4720
Facsimile No.: 212-751-0755
Email Address: ari.storch@highbridge.com adam.chill@highbridge.com
Number of Shares: 500,000
Number of Warrants: 87,500
Aggregate Purchase Price: $6,250,000
Delivery Instructions (if different than above):
c/o: Bear Stearns
Address: 1 Matratech Center, 20th Floor
Brooklyn, NY 11201
Telephone No.: 212-272-3915
Facsimile No.:
Other Special Instructions: Attn: Elanna Bradley

Exhibits:

A           Form of Warrant
B           Instruction Sheet for Investors
C           Opinion of Company Corporate Counsel
D           Company Transfer Agent Instructions
E           Form of Registration Rights Agreement
F           Form of Lock-Up Agreement

Investor Signature Page

By its execution and delivery of this signature page, the undersigned Investor hereby joins in and agrees to be bound by the terms and conditions of the Securities Purchase Agreement dated as of February 15, 2008 (the “Purchase Agreement”) by and among EMCORE Corporation and the Investors (as defined therein), as to the number of shares of Common Stock set forth below, and authorizes this signature page to be attached to the Purchase Agreement or counterparts thereof.
Name of Investor: ARDSLEY PARTNERS FUND II, L.P.

By: /s/ Steve Napoli
Name:Steve Napoli
Title: Partner
Address: 262 Harbor Drive 4th Floor Stamford, CT 06902
Telephone No.: 203-355-0700
Facsimile No.: 203-355-0715
Email Address: steve@adrsley.com
Number of Shares: 126,500
Number of Warrants: 22,138
Aggregate Purchase Price: $1,581,250
Delivery Instructions (if different than above):
c/o: Ardsley Partners
Address:	262 Harbor Drive, 4th Floor
Stamford, CT 06902
Telephone No.: 203-355-0700
Facsimile No.: 203-355-0715
Other Special Instructions: n/a

Exhibits:

A           Form of Warrant
B           Instruction Sheet for Investors
C           Opinion of Company Corporate Counsel
D           Company Transfer Agent Instructions
E           Form of Registration Rights Agreement
F           Form of Lock-Up Agreement

Investor Signature Page

By its execution and delivery of this signature page, the undersigned Investor hereby joins in and agrees to be bound by the terms and conditions of the Securities Purchase Agreement dated as of February 15, 2008 (the “Purchase Agreement”) by and among EMCORE Corporation and the Investors (as defined therein), as to the number of shares of Common Stock set forth below, and authorizes this signature page to be attached to the Purchase Agreement or counterparts thereof.
Name of Investor: ARDSLEY PARTNERS INSTITUTIONAL FUND, L.P.

By: /s/ Steve Napoli
Name:Steve Napoli
Title: Partner
Address: 262 Harbor Drive 4th Floor Stamford, CT 06902
Telephone No.: 203-355-0700
Facsimile No.: 203-355-0715
Email Address: steve@adrsley.com
Number of Shares: 81,800
Number of Warrants: 14,315
Aggregate Purchase Price: $1,022,500
Delivery Instructions (if different than above):
c/o: Ardsley Partners
Address:	262 Harbor Drive, 4th Floor
Stamford, CT 06902
Telephone No.: 203-355-0700
Facsimile No.: 203-355-0715
Other Special Instructions: n/a

Exhibits:

A           Form of Warrant
B           Instruction Sheet for Investors
C           Opinion of Company Corporate Counsel
D           Company Transfer Agent Instructions
E           Form of Registration Rights Agreement
F           Form of Lock-Up Agreement

Investor Signature Page

By its execution and delivery of this signature page, the undersigned Investor hereby joins in and agrees to be bound by the terms and conditions of the Securities Purchase Agreement dated as of February 15, 2008 (the “Purchase Agreement”) by and among EMCORE Corporation and the Investors (as defined therein), as to the number of shares of Common Stock set forth below, and authorizes this signature page to be attached to the Purchase Agreement or counterparts thereof.
Name of Investor: ARDSLEY PARTNERS RENEWABLE FUND, L.P.

By: /s/ Steve Napoli
Name:Steve Napoli
Title: Partner
Address: 262 Harbor Drive 4th Floor Stamford, CT 06902
Telephone No.: 203-355-0700
Facsimile No.: 203-355-0715
Email Address: steve@adrsley.com
Number of Shares: 68,300
Number of Warrants: 11,953
Aggregate Purchase Price: $853,750
Delivery Instructions (if different than above):
c/o: Ardsley Partners
Address:	262 Harbor Drive, 4th Floor
Stamford, CT 06902
Telephone No.: 203-355-0700
Facsimile No.: 203-355-0715
Other Special Instructions: n/a

Exhibits:

A           Form of Warrant
B           Instruction Sheet for Investors
C           Opinion of Company Corporate Counsel
D           Company Transfer Agent Instructions
E           Form of Registration Rights Agreement
F           Form of Lock-Up Agreement

Investor Signature Page

By its execution and delivery of this signature page, the undersigned Investor hereby joins in and agrees to be bound by the terms and conditions of the Securities Purchase Agreement dated as of February 15, 2008 (the “Purchase Agreement”) by and among EMCORE Corporation and the Investors (as defined therein), as to the number of shares of Common Stock set forth below, and authorizes this signature page to be attached to the Purchase Agreement or counterparts thereof.
Name of Investor: ARDSLEY OFFSHORE FUND, LTD.

By: /s/ Steve Napoli
Name:Steve Napoli
Title: Agent / Advisor
Address: 262 Harbor Drive 4th Floor Stamford, CT 06902
Telephone No.: 203-355-0700
Facsimile No.: 203-355-0715
Email Address: steve@adrsley.com
Number of Shares: 88,500
Number of Warrants: 15,488
Aggregate Purchase Price: $1,106,250
Delivery Instructions (if different than above):
c/o: Ardsley Partners
Address:	262 Harbor Drive, 4th Floor
Stamford, CT 06902
Telephone No.: 203-355-0700
Facsimile No.: 203-355-0715
Other Special Instructions: n/a

Exhibits:

A           Form of Warrant
B           Instruction Sheet for Investors
C           Opinion of Company Corporate Counsel
D           Company Transfer Agent Instructions
E           Form of Registration Rights Agreement
F           Form of Lock-Up Agreement

Investor Signature Page

By its execution and delivery of this signature page, the undersigned Investor hereby joins in and agrees to be bound by the terms and conditions of the Securities Purchase Agreement dated as of February 15, 2008 (the “Purchase Agreement”) by and among EMCORE Corporation and the Investors (as defined therein), as to the number of shares of Common Stock set forth below, and authorizes this signature page to be attached to the Purchase Agreement or counterparts thereof.
Name of Investor: ARDSLEY RENEWABLE ENERGY OFFSHORE FUND, LTD.

By: /s/ Steve Napoli
Name:Steve Napoli
Title: Director
Address: 262 Harbor Drive 4th Floor Stamford, CT 06902
Telephone No.: 203-355-0700
Facsimile No.: 203-355-0715
Email Address: steve@adrsley.com
Number of Shares: 116,100
Number of Warrants: 20,318
Aggregate Purchase Price: $1,451,250
Delivery Instructions (if different than above):
c/o: Ardsley Partners
Address:	262 Harbor Drive, 4th Floor
Stamford, CT 06902
Telephone No.: 203-355-0700
Facsimile No.: 203-355-0715
Other Special Instructions: n/a

Exhibits:

A           Form of Warrant
B           Instruction Sheet for Investors
C           Opinion of Company Corporate Counsel
D           Company Transfer Agent Instructions
E           Form of Registration Rights Agreement
F           Form of Lock-Up Agreement

Investor Signature Page

By its execution and delivery of this signature page, the undersigned Investor hereby joins in and agrees to be bound by the terms and conditions of the Securities Purchase Agreement dated as of February 15, 2008 (the “Purchase Agreement”) by and among EMCORE Corporation and the Investors (as defined therein), as to the number of shares of Common Stock set forth below, and authorizes this signature page to be attached to the Purchase Agreement or counterparts thereof.
Name of Investor: MARION LYNTON

By: /s/ Steve Napoli
Name:Steve Napoli
Title: Agent / Advisor
Address: 262 Harbor Drive 4th Floor Stamford, CT 06902
Telephone No.: 203-355-0700
Facsimile No.: 203-355-0715
Email Address: steve@adrsley.com
Number of Shares: 3,200
Number of Warrants: 560
Aggregate Purchase Price: $40,000
Delivery Instructions (if different than above):
c/o: Ardsley Partners
Address:	262 Harbor Drive, 4th Floor
Stamford, CT 06902
Telephone No.: 203-355-0700
Facsimile No.: 203-355-0715
Other Special Instructions: n/a

Exhibits:

A           Form of Warrant
B           Instruction Sheet for Investors
C           Opinion of Company Corporate Counsel
D           Company Transfer Agent Instructions
E           Form of Registration Rights Agreement
F           Form of Lock-Up Agreement

Investor Signature Page

By its execution and delivery of this signature page, the undersigned Investor hereby joins in and agrees to be bound by the terms and conditions of the Securities Purchase Agreement dated as of February 15, 2008 (the “Purchase Agreement”) by and among EMCORE Corporation and the Investors (as defined therein), as to the number of shares of Common Stock set forth below, and authorizes this signature page to be attached to the Purchase Agreement or counterparts thereof.
Name of Investor: HFR HE ARDSLEY MASTER TRUST

By: /s/ Steve Napoli
Name:Steve Napoli
Title: Agent / Advisor
Address: 262 Harbor Drive 4th Floor Stamford, CT 06902
Telephone No.: 203-355-0700
Facsimile No.: 203-355-0715
Email Address: steve@adrsley.com
Number of Shares: 15,600
Number of Warrants: 2,730
Aggregate Purchase Price: $195,000
Delivery Instructions (if different than above):
c/o: Ardsley Partners
Address:	262 Harbor Drive, 4th Floor
Stamford, CT 06902
Telephone No.: 203-355-0700
Facsimile No.: 203-355-0715
Other Special Instructions: n/a

Exhibits:

A           Form of Warrant
B           Instruction Sheet for Investors
C           Opinion of Company Corporate Counsel
D           Company Transfer Agent Instructions
E           Form of Registration Rights Agreement
F           Form of Lock-Up Agreement

Investor Signature Page

By its execution and delivery of this signature page, the undersigned Investor hereby joins in and agrees to be bound by the terms and conditions of the Securities Purchase Agreement dated as of February 15, 2008 (the “Purchase Agreement”) by and among EMCORE Corporation and the Investors (as defined therein), as to the number of shares of Common Stock set forth below, and authorizes this signature page to be attached to the Purchase Agreement or counterparts thereof.
Name of Investor: HUDSON BAY OVERSEAS FUND LTD

By: /s/ Yoav Roth
Name:Yoav Roth
Title: Principal & Portfolio Manager
Address: 120 Broadway, 40th Floor New York, NY 10271
Telephone No.: 212-571-1244
Facsimile No.: 212-571-1279
Email Address: investments@hudsonbaycapital.com
Number of Shares: 545,600
Number of Warrants: 95,480
Aggregate Purchase Price: $6,820,000
Delivery Instructions (if different than above):
c/o:
Address:

Telephone No.:
Facsimile No.:
Other Special Instructions:

Exhibits:

A           Form of Warrant
B           Instruction Sheet for Investors
C           Opinion of Company Corporate Counsel
D           Company Transfer Agent Instructions
E           Form of Registration Rights Agreement
F           Form of Lock-Up Agreement

Investor Signature Page

By its execution and delivery of this signature page, the undersigned Investor hereby joins in and agrees to be bound by the terms and conditions of the Securities Purchase Agreement dated as of February 15, 2008 (the “Purchase Agreement”) by and among EMCORE Corporation and the Investors (as defined therein), as to the number of shares of Common Stock set forth below, and authorizes this signature page to be attached to the Purchase Agreement or counterparts thereof.
Name of Investor: HUDSON BAY FUND LTD

By: /s/ Yoav Roth
Name:Yoav Roth
Title: Principal & Portfolio Manager
Address: 120 Broadway, 40th Floor New York, NY 10271
Telephone No.: 212-571-1244
Facsimile No.: 212-571-1279
Email Address: investments@hudsonbaycapital.com
Number of Shares: 334,400
Number of Warrants: 58,520
Aggregate Purchase Price: $4,180,000
Delivery Instructions (if different than above):
c/o:
Address:

Telephone No.:
Facsimile No.:
Other Special Instructions:

Exhibits:

A           Form of Warrant
B           Instruction Sheet for Investors
C           Opinion of Company Corporate Counsel
D           Company Transfer Agent Instructions
E           Form of Registration Rights Agreement
F           Form of Lock-Up Agreement

Investor Signature Page

By its execution and delivery of this signature page, the undersigned Investor hereby joins in and agrees to be bound by the terms and conditions of the Securities Purchase Agreement dated as of February 15, 2008 (the “Purchase Agreement”) by and among EMCORE Corporation and the Investors (as defined therein), as to the number of shares of Common Stock set forth below, and authorizes this signature page to be attached to the Purchase Agreement or counterparts thereof.
Name of Investor: Portside Growth and Opportunity Fund

By: /s/ Jeff Smith
Name:Jeff Smith
Title: Authorized Signatory
Address: Portside Growth and Opportunity Fund c/o Ramius Capital Group 666 Third Avenue, 26th Floor New York, NY 10271
Telephone No.: (212) 845-7955
Facsimile No.: (212) 201-4802
Email Address: jsmith@ramius.com olittman@raimus.com
Number of Shares: 480,000
Number of Warrants: 84,000
Aggregate Purchase Price: $6,000,000
Delivery Instructions (if different than above):
c/o:
Address: **PLEASE SEE ATTACHED FOR DELIVERY INSTRUCTIONS**

Exhibits:

A           Form of Warrant
B           Instruction Sheet for Investors
C           Opinion of Company Corporate Counsel
D           Company Transfer Agent Instructions
E           Form of Registration Rights Agreement
F           Form of Lock-Up Agreement

Investor Signature Page

By its execution and delivery of this signature page, the undersigned Investor hereby joins in and agrees to be bound by the terms and conditions of the Securities Purchase Agreement dated as of February 15, 2008 (the “Purchase Agreement”) by and among EMCORE Corporation and the Investors (as defined therein), as to the number of shares of Common Stock set forth below, and authorizes this signature page to be attached to the Purchase Agreement or counterparts thereof.
Name of Investor: Empire Capital Partners, LTD

By: /s/ Peter J. Richards
Name:Peter J. Richards
Title: Managing Member of Empire Capital Management, LLC (investment manager to Empire Capital Partners, LTD)
Address: One Gorham Island, Suite 201 Westport, CT 06880 USA
Telephone No.: 203-454-1019
Facsimile No.: 203-454-1539
Email Address: pjr@empirecapital.com
Number of Shares: 144,600
Number of Warrants: 25,305
Aggregate Purchase Price: $1,807,500
Delivery Instructions (if different than above):
c/o:
Address:

Telephone No.:
Facsimile No.:
Other Special Instructions:

Exhibits:

A           Form of Warrant
B           Instruction Sheet for Investors
C           Opinion of Company Corporate Counsel
D           Company Transfer Agent Instructions
E           Form of Registration Rights Agreement
F           Form of Lock-Up Agreement

Investor Signature Page

By its execution and delivery of this signature page, the undersigned Investor hereby joins in and agrees to be bound by the terms and conditions of the Securities Purchase Agreement dated as of February 15, 2008 (the “Purchase Agreement”) by and among EMCORE Corporation and the Investors (as defined therein), as to the number of shares of Common Stock set forth below, and authorizes this signature page to be attached to the Purchase Agreement or counterparts thereof.
Name of Investor: Empire Capital Partners, LP

By: /s/ Peter J. Richards
Name:Peter J. Richards
Title: Managing Member of Empire Capital Management, LLC (investment manager to Empire Capital Partners, LP)
Address: One Gorham Island, Suite 201 Westport, CT 06880 USA
Telephone No.: 203-454-1019
Facsimile No.: 203-454-1539
Email Address: pjr@empirecapital.com
Number of Shares: 155,400
Number of Warrants: 27,195
Aggregate Purchase Price: $1,942,500
Delivery Instructions (if different than above):
c/o:
Address:

Telephone No.:
Facsimile No.:
Other Special Instructions:

Exhibits:

A           Form of Warrant
B           Instruction Sheet for Investors
C           Opinion of Company Corporate Counsel
D           Company Transfer Agent Instructions
E           Form of Registration Rights Agreement
F           Form of Lock-Up Agreement

Investor Signature Page

By its execution and delivery of this signature page, the undersigned Investor hereby joins in and agrees to be bound by the terms and conditions of the Securities Purchase Agreement dated as of February 14, 2008 (the “Purchase Agreement”) by and among EMCORE Corporation and the Investors (as defined therein), as to the number of shares of Common Stock set forth below, and authorizes this signature page to be attached to the Purchase Agreement or counterparts thereof.
Name of Investor: Capital Ventures International By: Heights Capital Management, Inc. its authorized agent

By: /s/ Michael Spolan
Name:Michael Spolan
Title: General Counsel
Address: c/o Heights Capital Management 101 California Street, Suite 3250 San Francisco, CA 94111
Telephone No.: 415-403-6500
Facsimile No.: 415-403-6525
Email Address: Martin.Kobinger@sig.com
Number of Shares: 300,000
Number of Warrants: 52,500
Aggregate Purchase Price: $3,750,000
Delivery Instructions (if different than above):
c/o:
Address:

Telephone No.:
Facsimile No.:
Other Special Instructions:

Exhibits:

A           Form of Warrant
B           Instruction Sheet for Investors
C           Opinion of Company Corporate Counsel
D           Company Transfer Agent Instructions
E           Form of Registration Rights Agreement
F           Form of Lock-Up Agreement

Investor Signature Page

By its execution and delivery of this signature page, the undersigned Investor hereby joins in and agrees to be bound by the terms and conditions of the Securities Purchase Agreement dated as of February 15, 2008 (the “Purchase Agreement”) by and among EMCORE Corporation and the Investors (as defined therein), as to the number of shares of Common Stock set forth below, and authorizes this signature page to be attached to the Purchase Agreement or counterparts thereof.
Name of Investor: Iroquois Masterfund, Ltd.

By: /s/ John Silverman
Name:John Silverman
Title: Authorized Signatory
Address: 641 Leigh Ave., New York, NY 10023
Telephone No.: 212-924-3000
Facsimile No.:
Email Address: JSilverman@____.com
Number of Shares: 300,000
Number of Warrants: 52,500
Aggregate Purchase Price: $3,750,000
Delivery Instructions (if different than above):
c/o:
Address:

Telephone No.:
Facsimile No.:
Other Special Instructions:

Exhibits:

A           Form of Warrant
B           Instruction Sheet for Investors
C           Opinion of Company Corporate Counsel
D           Company Transfer Agent Instructions
E           Form of Registration Rights Agreement
F           Form of Lock-Up Agreement

Investor Signature Page

By its execution and delivery of this signature page, the undersigned Investor hereby joins in and agrees to be bound by the terms and conditions of the Securities Purchase Agreement dated as of February 15, 2008 (the “Purchase Agreement”) by and among EMCORE Corporation and the Investors (as defined therein), as to the number of shares of Common Stock set forth below, and authorizes this signature page to be attached to the Purchase Agreement or counterparts thereof.
Name of Investor: Kingdon Associates

By: /s/ Alan Winters
Name:Alan Winters
Title: Chief Operating Officer
Address: 152 West 57th Street, 50th Floor New York, NY 10019
Telephone No.:
Facsimile No.:
Email Address:
Number of Shares: 72,600
Number of Warrants: 12,705
Aggregate Purchase Price: $907,500
Delivery Instructions (if different than above):
c/o:
Address:

Telephone No.:
Facsimile No.:
Other Special Instructions: Attn: Alfred Barbagallo

Exhibits:

A           Form of Warrant
B           Instruction Sheet for Investors
C           Opinion of Company Corporate Counsel
D           Company Transfer Agent Instructions
E           Form of Registration Rights Agreement
F           Form of Lock-Up Agreement

Investor Signature Page

By its execution and delivery of this signature page, the undersigned Investor hereby joins in and agrees to be bound by the terms and conditions of the Securities Purchase Agreement dated as of February 15, 2008 (the “Purchase Agreement”) by and among EMCORE Corporation and the Investors (as defined therein), as to the number of shares of Common Stock set forth below, and authorizes this signature page to be attached to the Purchase Agreement or counterparts thereof.
Name of Investor: M. Kingdon Offshore Ltd.

By: /s/ Alan Winters
Name:Alan Winters
Title: Chief Operating Officer
Address: 152 West 57th Street, 50th Floor New York, NY 10019
Telephone No.:
Facsimile No.:
Email Address:
Number of Shares: 217,350
Number of Warrants: 38,036
Aggregate Purchase Price: $2,716,875
Delivery Instructions (if different than above):
c/o:
Address:

Telephone No.:
Facsimile No.:
Other Special Instructions:

Exhibits:

A           Form of Warrant
B           Instruction Sheet for Investors
C           Opinion of Company Corporate Counsel
D           Company Transfer Agent Instructions
E           Form of Registration Rights Agreement
F           Form of Lock-Up Agreement

Investor Signature Page

By its execution and delivery of this signature page, the undersigned Investor hereby joins in and agrees to be bound by the terms and conditions of the Securities Purchase Agreement dated as of February 15, 2008 (the “Purchase Agreement”) by and among EMCORE Corporation and the Investors (as defined therein), as to the number of shares of Common Stock set forth below, and authorizes this signature page to be attached to the Purchase Agreement or counterparts thereof.
Name of Investor: Kingdon Family Partnership, L.P.

By: /s/ Alan Winters
Name:Alan Winters
Title: Chief Operating Officer
Address: 152 West 57th Street, 50th Floor New York, NY 10019
Telephone No.:
Facsimile No.:
Email Address:
Number of Shares: 10,050
Number of Warrants: 1,759
Aggregate Purchase Price: $125,625
Delivery Instructions (if different than above):
c/o:
Address:

Telephone No.:
Facsimile No.:
Other Special Instructions:

Exhibits:

A           Form of Warrant
B           Instruction Sheet for Investors
C           Opinion of Company Corporate Counsel
D           Company Transfer Agent Instructions
E           Form of Registration Rights Agreement
F           Form of Lock-Up Agreement

Investor Signature Page

By its execution and delivery of this signature page, the undersigned Investor hereby joins in and agrees to be bound by the terms and conditions of the Securities Purchase Agreement dated as of February 15, 2008 (the “Purchase Agreement”) by and among EMCORE Corporation and the Investors (as defined therein), as to the number of shares of Common Stock set forth below, and authorizes this signature page to be attached to the Purchase Agreement or counterparts thereof.
Name of Investor: Investcorp Interlachen Multi-Strategy Master Fund Limited By: Interlachen Capital Group LP, Authorized Signatory

By: /s/ Gregg T. Colburn
Name:Gregg T. Colburn
Title: Authorized Signatory
Address: Interlachen Capital Group LP 800 Nicollet Mall, Suite 2500 Minneapolis, MN 55402
Telephone No.: 612-659-4407 or 612-659-4450
Facsimile No.: 612-659-4457 or 612-659-4401
Email Address: gcolburn@interlachencapital.com AND legal@interlachencapital.com
Number of Shares: 200,000
Number of Warrants: 35,000
Aggregate Purchase Price: $2,500,000
Delivery Instructions (if different than above):
c/o:Goldman Sachs & Co.
ATTN: Steve Grandstrand
Address: One New York Plaza
New York, NY 10004
Telephone No.: 212-357-7171
Facsimile No.:	212-357-0413
Other Special Instructions:

Exhibits:

A           Form of Warrant
B           Instruction Sheet for Investors
C           Opinion of Company Corporate Counsel
D           Company Transfer Agent Instructions
E           Form of Registration Rights Agreement
F           Form of Lock-Up Agreement

Investor Signature Page

By its execution and delivery of this signature page, the undersigned Investor hereby joins in and agrees to be bound by the terms and conditions of the Securities Purchase Agreement dated as of February 15, 2008 (the “Purchase Agreement”) by and among EMCORE Corporation and the Investors (as defined therein), as to the number of shares of Common Stock set forth below, and authorizes this signature page to be attached to the Purchase Agreement or counterparts thereof.
Name of Investor: CD Investment Partners, Ltd.: By: Carpe Diem Capital Management LLC Its: Investment Advisor

By: /s/ John Ziegelman
Name:John Ziegelman
Title: President
Address: 111 South Wacker Drive, Suite 3950 Chicago, IL 60606
Telephone No.: 312-803-5010
Facsimile No.: 312-803-5017
Email Address: john@cdcapital.com
Number of Shares: 160,000
Number of Warrants: 28,000
Aggregate Purchase Price: $2,000,000
Delivery Instructions (if different than above):
c/o: Goldman Sachs & Co.
Address: One New York Plaza, 48th Floor
New York, NY 10004
Telephone No.: 212-357-7172
Facsimile No.:	212-428-5806
Other Special Instructions: Deliver all original certificates and Warrant to Goldman with a copy to the Purchaser

Exhibits:

A           Form of Warrant
B           Instruction Sheet for Investors
C           Opinion of Company Corporate Counsel
D           Company Transfer Agent Instructions
E           Form of Registration Rights Agreement
F           Form of Lock-Up Agreement

Investor Signature Page

By its execution and delivery of this signature page, the undersigned Investor hereby joins in and agrees to be bound by the terms and conditions of the Securities Purchase Agreement dated as of February 15, 2008 (the “Purchase Agreement”) by and among EMCORE Corporation and the Investors (as defined therein), as to the number of shares of Common Stock set forth below, and authorizes this signature page to be attached to the Purchase Agreement or counterparts thereof.
Name of Investor: Lagunitas Partners LP

By: /s/ Jon D. Gruber
Name:Gruber & McBaine Cap Mgmt.
Title: General Partner
Address: Gruber & McGaine Cap Mgmt. 50 Osgood Place – P4 San Francisco, CA 94133
Telephone No.: 415-782-2606
Facsimile No.: 415-981-6434
Email Address: chris@gmcm.com
Number of Shares: 97,000
Number of Warrants: 16,975
Aggregate Purchase Price: $1,272,500
Delivery Instructions (if different than above):
c/o:
Address:

Telephone No.:
Facsimile No.:
Other Special Instructions:

Exhibits:

A           Form of Warrant
B           Instruction Sheet for Investors
C           Opinion of Company Corporate Counsel
D           Company Transfer Agent Instructions
E           Form of Registration Rights Agreement
F           Form of Lock-Up Agreement

Investor Signature Page

By its execution and delivery of this signature page, the undersigned Investor hereby joins in and agrees to be bound by the terms and conditions of the Securities Purchase Agreement dated as of February 15, 2008 (the “Purchase Agreement”) by and among EMCORE Corporation and the Investors (as defined therein), as to the number of shares of Common Stock set forth below, and authorizes this signature page to be attached to the Purchase Agreement or counterparts thereof.
Name of Investor: Gruber & McBaine International

By: /s/ Jon D. Gruber
Name:Gruber & McBaine Cap Mgmt.
Title: Investment Advisor
Address: Gruber & McGaine Cap Mgmt. 50 Osgood Place – P4 San Francisco, CA 94133
Telephone No.: 415-782-2606
Facsimile No.: 415-981-6434
Email Address: chris@gmcm.com
Number of Shares: 7,000
Number of Warrants: 1,225
Aggregate Purchase Price: $87,500
Delivery Instructions (if different than above):
c/o:
Address:

Telephone No.:
Facsimile No.:
Other Special Instructions:

Exhibits:

A           Form of Warrant
B           Instruction Sheet for Investors
C           Opinion of Company Corporate Counsel
D           Company Transfer Agent Instructions
E           Form of Registration Rights Agreement
F           Form of Lock-Up Agreement

Investor Signature Page

By its execution and delivery of this signature page, the undersigned Investor hereby joins in and agrees to be bound by the terms and conditions of the Securities Purchase Agreement dated as of February 15, 2008 (the “Purchase Agreement”) by and among EMCORE Corporation and the Investors (as defined therein), as to the number of shares of Common Stock set forth below, and authorizes this signature page to be attached to the Purchase Agreement or counterparts thereof.
Name of Investor: Jon D. & Linda W. Gruber Trust

By: /s/ Jon D. Gruber
Name:Jon D. Gruber
Title: Trustee
Address: Gruber & McGaine Cap Mgmt. 50 Osgood Place – P4 San Francisco, CA 94133
Telephone No.: 415-782-2606
Facsimile No.: 415-981-6434
Email Address: chris@gmcm.com
Number of Shares: 56,000
Number of Warrants: 9,800
Aggregate Purchase Price: $700,000
Delivery Instructions (if different than above):
c/o:
Address:

Telephone No.:
Facsimile No.:
Other Special Instructions:

Exhibits:

A           Form of Warrant
B           Instruction Sheet for Investors
C           Opinion of Company Corporate Counsel
D           Company Transfer Agent Instructions
E           Form of Registration Rights Agreement
F           Form of Lock-Up Agreement

Investor Signature Page

By its execution and delivery of this signature page, the undersigned Investor hereby joins in and agrees to be bound by the terms and conditions of the Securities Purchase Agreement dated as of February 15, 2008 (the “Purchase Agreement”) by and among EMCORE Corporation and the Investors (as defined therein), as to the number of shares of Common Stock set forth below, and authorizes this signature page to be attached to the Purchase Agreement or counterparts thereof.
Name of Investor: CaraCastle Partners

By: /s/ Damien Quinn
Name:Damien Quinn
Title: Principal
Address: 14 The Ridge Plandome, NY 11030
Telephone No.: (212) 619-0222
Facsimile No.: (212) 619-0244
Email Address: DQuinn@CaraCastle.com
Number of Shares: 88,000
Number of Warrants: 15,400
Aggregate Purchase Price: $1,100,000
Delivery Instructions (if different than above):
c/o:
Address:

Telephone No.:
Facsimile No.:
Other Special Instructions:

Exhibits:

A           Form of Warrant
B           Instruction Sheet for Investors
C           Opinion of Company Corporate Counsel
D           Company Transfer Agent Instructions
E           Form of Registration Rights Agreement
F           Form of Lock-Up Agreement

Investor Signature Page

By its execution and delivery of this signature page, the undersigned Investor hereby joins in and agrees to be bound by the terms and conditions of the Securities Purchase Agreement dated as of February 15, 2008 (the “Purchase Agreement”) by and among EMCORE Corporation and the Investors (as defined therein), as to the number of shares of Common Stock set forth below, and authorizes this signature page to be attached to the Purchase Agreement or counterparts thereof.
Name of Investor: MMCAP Int’l Inc. SPC

By: /s/ Ben Cubitt
Name:Ben Cubitt
Title: PM
Address: 90 Fort St., Box 32021 Grand Cayman,
Telephone No.: 416-408-0998
Facsimile No.: 416-352-7553
Email Address: bcubitt@hamcap.ky
Number of Shares: 150,000
Number of Warrants: 26,250
Aggregate Purchase Price: $1,875,000
Delivery Instructions (if different than above):
c/o:MMCAP Int’l Inc. SPC
Address: 161 Bay St., 5th Fl.
Toronto
Telephone No.:
Facsimile No.:
Other Special Instructions: Ask for Chris Smith

Exhibits:

A           Form of Warrant
B           Instruction Sheet for Investors
C           Opinion of Company Corporate Counsel
D           Company Transfer Agent Instructions
E           Form of Registration Rights Agreement
F           Form of Lock-Up Agreement

Investor Signature Page

By its execution and delivery of this signature page, the undersigned Investor hereby joins in and agrees to be bound by the terms and conditions of the Securities Purchase Agreement dated as of February 15, 2008 (the “Purchase Agreement”) by and among EMCORE Corporation and the Investors (as defined therein), as to the number of shares of Common Stock set forth below, and authorizes this signature page to be attached to the Purchase Agreement or counterparts thereof.
Name of Investor: Cranshire Capital, L.P.

By: /s/ Mister D. Kopine
Name:Mister D. Kopine
Title: President – Downsview Capital The General Partner
Address: 3100 Dundee Road, Suite 703 Northbrook, IL 60062
Telephone No.: 847-562-4030
Facsimile No.: 847-562-4031
Email Address: MKopine@crenshirecapital.com
Number of Shares: 120,000
Number of Warrants: 21,000
Aggregate Purchase Price: $1,500,000
Delivery Instructions (if different than above):
c/o:
Address:

Telephone No.:
Facsimile No.:
Other Special Instructions:

Exhibits:

A           Form of Warrant
B           Instruction Sheet for Investors
C           Opinion of Company Corporate Counsel
D           Company Transfer Agent Instructions
E           Form of Registration Rights Agreement
F           Form of Lock-Up Agreement

Investor Signature Page

By its execution and delivery of this signature page, the undersigned Investor hereby joins in and agrees to be bound by the terms and conditions of the Securities Purchase Agreement dated as of February 15, 2008 (the “Purchase Agreement”) by and among EMCORE Corporation and the Investors (as defined therein), as to the number of shares of Common Stock set forth below, and authorizes this signature page to be attached to the Purchase Agreement or counterparts thereof.
Name of Investor: Enable Growth Partners LP

By: /s/ Brendan O’Neil
Name:Brendan O’Neil
Title: President & Chief Investment Officer
Address: One Ferry Building, Suite 255 San Francisco, CA 94111
Telephone No.: 415-677-1578
Facsimile No.: 415-677-1580
Email Address: boneil@enablecapital.com
Number of Shares: 100,000
Number of Warrants: 17,500
Aggregate Purchase Price: $1,250,000
Delivery Instructions (if different than above):
c/o:
Address:

Telephone No.:
Facsimile No.:
Other Special Instructions:

Exhibits:

A           Form of Warrant
B           Instruction Sheet for Investors
C           Opinion of Company Corporate Counsel
D           Company Transfer Agent Instructions
E           Form of Registration Rights Agreement
F           Form of Lock-Up Agreement

Investor Signature Page

By its execution and delivery of this signature page, the undersigned Investor hereby joins in and agrees to be bound by the terms and conditions of the Securities Purchase Agreement dated as of February 15, 2008 (the “Purchase Agreement”) by and among EMCORE Corporation and the Investors (as defined therein), as to the number of shares of Common Stock set forth below, and authorizes this signature page to be attached to the Purchase Agreement or counterparts thereof.
Name of Investor: Crestview Capital Master, LLC By: Crestview Capital Partners, LLC Its Sole Manager

By: /s/ Robert Hoyt
Name:Robert Hoyt
Title: Manager
Address: 95 Revere Drive Suite A Northbrook, IL 60062
Telephone No.: (847) 559-0060
Facsimile No.: (847) 559-5807
Email Address: adam@crestviewcap.com
Number of Shares: 100,000
Number of Warrants: 17,500
Aggregate Purchase Price: $1,250,000
Delivery Instructions (if different than above):
c/o:
Address:

Telephone No.:
Facsimile No.:
Other Special Instructions:

Exhibits:

A           Form of Warrant
B           Instruction Sheet for Investors
C           Opinion of Company Corporate Counsel
D           Company Transfer Agent Instructions
E           Form of Registration Rights Agreement
F           Form of Lock-Up Agreement

Investor Signature Page

By its execution and delivery of this signature page, the undersigned Investor hereby joins in and agrees to be bound by the terms and conditions of the Securities Purchase Agreement dated as of February 15, 2008 (the “Purchase Agreement”) by and among EMCORE Corporation and the Investors (as defined therein), as to the number of shares of Common Stock set forth below, and authorizes this signature page to be attached to the Purchase Agreement or counterparts thereof.
Name of Investor: RHP Master Fund, Ltd. By: Rock Hill Investment Management, L.P. By: RHP General Partner, LLC

By: /s/ Keith Marlowe
Name:Keith Marlowe
Title: Director
Address: c/o Rock Hill Investment Management, LP Three Bala Plaza – East, Suite 585 Bala Cynwyd, PA 19004
Telephone No.: 610-949-9700
Facsimile No.: 610-676-9600
Email Address: kmarlowe@rockhillfunds.com
Number of Shares: 100,000
Number of Warrants: 17,500
Aggregate Purchase Price: $1,250,000
Delivery Instructions (if different than above):
c/o:
Address:

Telephone No.:
Facsimile No.:
Other Special Instructions:

Exhibits:

A           Form of Warrant
B           Instruction Sheet for Investors
C           Opinion of Company Corporate Counsel
D           Company Transfer Agent Instructions
E           Form of Registration Rights Agreement
F           Form of Lock-Up Agreement

Exhibit A

FORM OF WARRANT

[See Attached]

Exhibit B

INSTRUCTION SHEET FOR INVESTOR

(to be read in conjunction with the entire Securities Purchase Agreement)

A.	Complete the following items in the Securities Purchase Agreement:
	1.	Complete and execute the Investor Signature Page. The Agreement must be executed by an individual authorized to bind the Investor.
	2.	Exhibit B-1 - Stock Certificate Questionnaire:

Provide the information requested by the Stock Certificate Questionnaire;
	3.	Exhibit B-2 - Registration Statement Questionnaire:

Provide the information requested by the Registration Statement Questionnaire.
	4.	Exhibit B-3 - Investor Certificate:

Provide the information requested by the Investor Certificate.
	5.	Return, via facsimile, the signed Securities Purchase Agreement including the properly completed Exhibits B-1 through B-3, to:
Facsimile:
Telephone:
Attn:
	6.	After completing instruction number five (5) above, deliver the original signed Securities Purchase Agreement including the properly completed Exhibits B-1 through B-3 to:
Address:
B.	Instructions regarding the wire transfer of funds for the purchase of the Securities will be telecopied to the Investor by the Company at a later date.

Exhibit B-1

EMCORE CORPORATION

STOCK CERTIFICATE QUESTIONNAIRE

Please provide us with the following information:
1.	The exact name that the Securities are to be registered in (this is the name that will appear on the stock and warrant certificate(s)). You may use a nominee name if appropriate:
2.	The relationship between the Investor of the Securities and the Registered Holder listed in response to item 1 above:
3.	The mailing address, telephone and telecopy number and email address of the Registered Holder listed in response to item 1 above:

4.	The Tax Identification Number of the Registered Holder listed in response to item 1 above:

Exhibit B-2

EMCORE CORPORATION

REGISTRATION STATEMENT QUESTIONNAIRE

In connection with the Registration Statement, please provide us with the following information regarding the Investor.

1.           Please state your organization’s name exactly as it should appear in the Registration Statement:

Except as set forth below, your organization does not hold any equity securities of theCompany on behalf of another person or entity.

State any exceptions here:

If the Investor is not a natural person, please identify the natural person or persons who willhave voting and investment control over the Securities owned by the Investor:

2.  Address of your organization:

Telephone:  __________________________

Fax:  ________________________________

Contact Person:  _______________________

3.  Have you or your organization had any position, office or other material relationship within the past three years with the Company or its affiliates?  (Include any relationships involving you or any of your affiliates, officers, directors, or principal equity holders (5% or more) that has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.)

_______                      Yes                                _______                      No

If yes, please indicate the nature of any such relationship below:

4.  Are you the beneficial owner of any other securities of the Company?  (Include any equity securities that you beneficially own or have a right to acquire within 60 days after the date hereof, and as to which you have sole voting power, shared voting power, sole investment power or shared investment power.)

_______                      Yes                                _______                      No

If yes, please describe the nature and amount of such ownership as of a recent date.

5.  Except as set forth below, you wish that all the shares of the Company’s common stock beneficially owned by you or that you have the right to acquire from the Company be offered for your account in the Registration Statement.

State any exceptions here:

6.  Have you made or are you aware of any arrangements relating to the public distribution of the Common Shares or Warrant Shares pursuant to the Registration Statement?

_______                      Yes                                _______                      No

If yes, please describe the nature and amount of such arrangements.

7.           FINRA Matters

(a)           State below whether (i) you or any associate or affiliate of yours are a member of the FINRA, a controlling shareholder of an FINRA member, a person associated with a member, a direct or indirect affiliate of a member, or an underwriter or related person with respect to the proposed offering; (ii) you or any associate or affiliate of yours owns any stock or other securities of any FINRA member not purchased in the open market; or (iii) you or any associate or affiliate of yours has made any outstanding subordinated loans to any FINRA member. If you are a general or limited partnership, a no answer asserts that no such relationship exists for you as well as for each of your general or limited partners.

Yes: __________	No: __________

If “yes,” please identify the FINRA member and describe your relationship, including, in the case of a general or limited partner, the name of the partner:

If you answer “no” to Question 7(a), you need not respond to Question 7(b).

(b)           State below whether you or any associate or affiliate of yours has been an underwriter, or a controlling person or member of any investment banking or brokerage firm which has been or might be an underwriter for securities of the Corporation or any affiliate thereof including, but not limited to, the common stock now being registered.

Yes: __________	No: __________

If “yes,” please identify the FINRA member and describe your relationship, including, in the case of a general or limited partner, the name of the partner.

ACKNOWLEDGEMENT

The agrees to provide the Company and the Company’s counsel any and all such further information regarding the undersigned promptly upon request in connection with the preparation, filing, amending, and supplementing of the Registration Statement (or any prospectus contained therein).  The undersigned hereby consents to the use of all such information in the Registration Statement.

The undersigned understands and acknowledges that the Company will rely on the information set forth herein for purposes of the preparation and filing of the Registration Statement.

The undersigned understands that the undersigned may be subject to serious civil and criminal liabilities if the information provided by the undersigned hereunder for use in the Registration Statement, when it becomes effective, either contains an untrue statement of a material fact or omits to state a material fact required to be stated in the Registration Statement or necessary to make the statements in the Registration Statement not misleading.  The undersigned represents and warrants that all information it provides to the Company and its counsel is currently materially accurate and complete, and agrees during the Effectiveness Period and any additional period in which the undersigned is making sales of Shares under and pursuant to the Registration Statement, to promptly notify the Company of any misstatement of a material fact with respect to such information provided by the undersigned hereunder in the Registration Statement, and of the omission of any material fact necessary to make such statements not misleading.

Dated:  __________

______________________________
Name
______________________________
Signature
______________________________
Name and Title of Signatory

Exhibit B-3

EMCORE CORPORATION

CERTIFICATE FOR CORPORATE, PARTNERSHIP, LIMITED LIABILITY COMPANY,

TRUST, FOUNDATION AND JOINT INVESTORS

If the Investor is a corporation, partnership, limited liability company, trust, pension plan, foundation, joint Investor (other than a married couple) or other entity, an authorized officer, partner, or trustee must complete, date and sign this Certificate.

CERTIFICATE

The undersigned certifies that the representations and responses below are true and accurate:

(a)           The Investor has been duly formed and is validly existing and has full power and authority to invest in the Company.  The person signing on behalf of the undersigned has the authority to execute and deliver the Securities Purchase Agreement on behalf of the Investor and to take other actions with respect thereto.

(b)           Indicate the form of entity of the undersigned:

____                      Limited Partnership

____                      General Partnership

____                      Limited Liability Company

____                      Corporation

____                      Revocable Trust (identify each grantor and indicate under what circumstances the trust is revocable by the grantor):

(Continue on a separate piece of paper, if necessary.)

____                      Other type of Trust (indicate type of trust and, for trusts other than pension trusts, name the grantors and beneficiaries):

(Continue on a separate piece of paper, if necessary.)

____                      Other form of organization (indicate form of organization ().

(c)           Indicate the approximate date the undersigned entity was formed:.

(d)           In order for the Company to offer and sell the Securities in conformance with state and federal securities laws, the following information must be obtained regarding your investor status.  Please initial each category applicable to you as an investor in the Company.

___	1.
A bank as defined in Section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity;

___	2.	A broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934;

___	3.	An insurance company as defined in Section 2(13) of the Securities Act;

___	4.	An investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act;

___	5.	A Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958;

___	6.
A plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000;

___	7.
An employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment advisor, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

___	8.	A private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

___	9.
Any partnership or corporation or any organization described in Section 501(c)(3) of the Internal Revenue Code or similar business trust, not formed for the specific purpose of acquiring the Shares, with total assets in excess of $5,000,000;

___	10.
A trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Shares, whose purchase is directed by a sophisticated person as described in Rule  506(b)(2)(ii) of the Exchange Act;

___	11.
An entity in which all of the equity owners qualify under any of the above subparagraphs.  If the undersigned belongs to this investor category only, list the equity owners of the undersigned, and the investor category which each such equity owner satisfies:
(Continue on a separate piece of paper, if necessary.)

Please set forth in the space provided below the (i) states, if any, in the U.S. in which you maintained your principal office during the past two years and the dates during which you maintained your office in each state, (ii) state(s), if any, in which you are incorporated or otherwise organized and (iii) state(s), if any, in which you pay income taxes.

Dated:__________________________, 2008

Print Name of Investor

Name:
Title:
(Signature and title of authorized officer, partner or trustee)

Exhibit C-1

OPINION OF JONES DAY

We have acted as special counsel for Emcore Corporation, a New Jersey corporation (the “Company”), in connection with the purchase from the Company by the several purchasers named in Schedule A attached hereto (collectively, the “Purchasers”) of common stock, no par value, of the Company (the “Common Stock”) and warrants to acquire additional shares of Common Stock, pursuant to the Stock Purchase Agreement dated as of February 15, 2008 (the “Stock Purchase Agreement”), by and among the Company and the Purchasers.  This letter is furnished to the Purchasers pursuant to Section 2.2(a)(iii) of the Stock Purchase Agreement.  Except as otherwise defined herein, terms used in this letter are used as defined in the Stock Purchase Agreement.

In connection with the opinions expressed herein, we have examined such documents, records and matters of law as we have deemed relevant or necessary for purposes of such opinions.  Based on the foregoing, and subject to the further limitations, qualifications and assumptions set forth herein, we are of the opinion that:

1.
Assuming that (a) the Company is a corporation existing and in good standing under the laws of State of New Jersey and (b) the Stock Purchase Agreement and the Registration Rights Agreement dated as of February 15, 2008 (the “Registration Rights Agreement”) by and among the Company and the Purchasers (i) have been (A) authorized by all necessary corporate action of the Company and (B) executed and delivered by the Company under the laws of the State of New Jersey and (ii) do not violate the laws of the State of New Jersey, each of the Stock Purchase Agreement and the Registration Rights Agreement constitutes a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

2.
No consent, approval, authorization or order of, or filing with, any governmental agency or body or any court is required in connection with the execution, delivery or performance of the Stock Purchase Agreement and the Registration Rights Agreement by the Company, or in connection with the issuance or sale of the Common Stock and the Warrants by the Company to the Purchasers, except as may be required under (i) state securities or blue sky laws or (ii) the Securities Act of 1933 (the “Securities Act”) or the Securities Exchange Act of 1934.

3.
The execution, delivery and performance of the Stock Purchase Agreement and the Registration Rights Agreement by the Company, the issuance and sale of the Common Stock and the Warrants by the Company and compliance with the terms and provisions of the Stock Purchase Agreement and the Registration Rights Agreement by the Company will not violate any law or regulation known to us to be generally applicable to transactions of this type, or any order or decree of any court, arbitrator or governmental agency that is binding upon the Company or its property  (this opinion being limited to (i) those orders and decrees identified on Exhibit A attached hereto, and (ii) in that we express no opinion with respect to any violation not readily ascertainable from the face of any such order or decree).

4.
It is not necessary in connection with the offer and sale of the Common Stock and the Warrants to the Purchasers under the Stock Purchase Agreement to register the Common Stock or the Warrants under the Securities Act.

5.	The Company is not required to register as an “investment company,” as such term is defined in the Investment Company Act of 1940.

The opinions set forth above are subject to the following limitations, qualifications and assumptions:

We have assumed, for purposes of the opinions expressed herein, the legal capacity of all natural persons executing documents, the genuineness of all signatures, the authenticity of original and certified documents and the conformity to original or certified copies of all copies submitted to us as conformed or reproduction copies.  For the purposes of the opinions expressed herein, we also have assumed that each of the Purchasers has authorized, executed and delivered the documents to which each of them is a party and that each of such documents is the valid, binding and enforceable obligation of each of the Purchasers.

As to facts material to the opinions and assumptions expressed herein, we have, with your consent, relied upon oral or written statements and representations of officers and other representatives of the Company and others, including the representations and warranties of the Company in the Stock Purchase Agreement.  We have not independently verified such matters.

Our opinions set forth in paragraph 1 above with respect to the enforceability of the documents referred to in such opinions are subject to: (i) bankruptcy, insolvency, reorganization, fraudulent transfer and fraudulent conveyance, voidable preference, moratorium or other similar laws, and related regulations and judicial doctrines from time to time in effect, relating to or affecting creditors’ rights and remedies generally; (ii) the effect of general principles of equity, whether enforcement is considered in a proceeding in equity or at law (including the possible unavailability of specific performance or injunctive relief), concepts of materiality, good faith and fair dealing and the discretion of the court before which any proceeding may be brought; (iii) the qualification that we express no opinion as to the validity, binding effect or enforceability of any provision in any document or security (A) relating to indemnification, contribution or exculpation that may be violative of the public policy underlying any law, rule or regulation (including any federal or state securities law, rule or regulation) or (B) that imposes payment obligations at a rate or in an amount that a court would determine in the circumstances under applicable law to be commercially unreasonable or a penalty or a forfeiture; and (iv) the qualification that to the extent any opinion relates to the enforceability of the choice of New York law and choice of New York forum provisions of the documents or securities referred to therein, our opinion is rendered in reliance upon N.Y. Gen. Oblig. Law §§ 5-1401, 5-1402 (McKinney 2001) and N.Y. C.P.L.R. 327(b) (McKinney 2001), and that such enforceability may be limited by public policy considerations.

With respect to our opinions in paragraph 3 above, we express no opinion as to state securities or “blue sky” laws.

In rendering the opinions set forth in paragraph 4 above, we have assumed: (i) that the offer and sale of the Common Stock and the Warrants will be conducted solely in the manner contemplated by the Stock Purchase Agreement; and (ii) the accuracy and completeness of the respective representations and warranties of the Company and the Purchasers and compliance with their respective covenants and agreements as set forth in the Stock Purchase Agreement.

The opinions expressed herein are limited to (i) the federal securities laws of the United States of America and (ii) the laws of the State of New York, in each case as currently in effect, and we express no opinion as to the effect of the laws of any other jurisdiction on the opinions expressed herein.

We express no opinion as to the compliance or noncompliance, or the effect of the compliance or noncompliance, of each of the addressees or any other person or entity with any state or federal laws or regulations applicable to each of them by reason of their status as or affiliation with a federally insured depository institution.  Our opinions are limited to those expressly set forth herein, and we express no opinions by implication.

This letter is furnished by us to you solely for the benefit of the Purchasers and solely with respect to the purchase of the Common Stock and Warrants from the Company by the Purchasers, upon the understanding that we are not hereby assuming any professional responsibility to any other person whatsoever, and that this letter is not to be used, circulated, quoted or otherwise referred to for any other purpose.

C-2-

Exhibit C-2

OPINION OF DILLON, BITAR & LUTHER, L.L.C.

The opinion of Dillon, Bitar & Luther, L.L.C. shall be substantially in the form of the following paragraph and subject to customary exceptions and qualifications.

1.           The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of New Jersey, with corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Public Fillings and to enter into and perform its obligations under this Agreement.

2.           The Company has all necessary corporate power and authority to execute and deliver the Transaction Documents, to perform its obligations thereunder to issue the Notes and to consummate the other Transactions.

3.           Each of the Stock Purchase Agreement and Registration Rights Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms.

4.           The Company has all necessary power and authority to execute, issue and deliver the Warrants; the Warrants have been duly authorized for issuance and sale by the Company, will be in the form contemplated by the Warrant and, when executed, countersigned and issued in accordance with the terms of the Warrant and delivered to and paid for by the Purchasers pursuant to the Purchase Agreements, will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms.

5.           The Company has all necessary power and authority to issue and deliver the Warrant Shares; the Warrant Shares have been duly reserved for issuance by the Company provided that such opinion may be based solely on the number of Warrant Shares issuable as of the Closing Date, without regard to the anti-dilution provisions of the Warrants, and, assuming any additional Warrant Shares which are issuable based on such anti-dilution provisions have been duly reserved for issuance by the Company, Warrant Shares, when issued in accordance with the Warrant, will be validly issued, fully paid and nonassessable; and such Warrant Shares will be issued in compliance with federal and state securities laws.

6.           The Company has all necessary power and authority to issue and deliver the shares of Common Stock; the shares of Common Stock have been duly authorized, and, when duly issued and delivered to holders of the Common Stock, the Common Stock will be duly and validly issued, fully paid and nonassessable and will be issued in compliance with federal and state securities laws.

7.           The execution and delivery of the Transaction Documents by the Company, the performance by the Company of its obligations thereunder (other than performance by the Company of its obligations under the indemnification sections of such agreements, as to which no opinion need be rendered), including the issuance and sale of the Securities and the issuance of the Warrant Shares upon conversion of the Warrants (i) will not result in any violation of the provisions of the charter or by-laws of the Company or any subsidiary; (ii)  will not result in any violation of any federal or New Jersey law or, to the best knowledge of such counsel any administrative regulation or administrative or court decree, applicable to the Company or any of its subsidiaries; or (iii) will not require any consent, approval, authorization or other order of, or registration or filing with, any court or other governmental or regulatory authority or agency, except (i) with respect to the transactions contemplated by the Resale Registration Rights Agreement as may be required under the Securities Act and the Exchange Act, (ii) as required by the state securities or “blue sky” laws and (iii) for such consents, approvals, authorizations, orders, filings or registrations which have been obtained or made.

C-2-

Exhibit D

COMPANY TRANSFER AGENT INSTRUCTIONS

[COMPANY TRANSFER AGENT]
[ADDRESS]
Attention:                                [_________], Account Representative

Ladies and Gentlemen:

Reference is made to that certain Securities Purchase Agreement, dated as of [January __], 2008 (the “Agreement”), by and among EMCORE Corporation (the “Company”), and the investors named on the Schedule of Investors attached thereto (collectively, the “Holders”), pursuant to which the Company is issuing to the Holders shares (the “Common Shares”) of Common Stock of the Company, no par value (the “Common Stock”), and Warrants (the “Warrants”), which are exercisable into shares of Common Stock.

In connection with the consummation of the transactions contemplated by the Agreement, this letter shall serve as our irrevocable authorization and direction to you:

(i)           to issue an aggregate of _______ shares of our Common Stock in the names and denominations set forth on Annex I attached hereto. The certificates should bear the legend set forth on Annex II attached hereto and “stop transfer” instructions should be placed against their subsequent transfer.  Kindly deliver the certificates to the respective delivery addresses set forth on Annex I via hand delivery or overnight courier.  We confirm that these shares will be validly issued, fully paid and non-assessable upon issuance; and

(ii)           to issue (provided that you are the transfer agent of the Company at such time) certificates for shares of Common Stock upon transfer or resale of the Common Shares and receipt by you of certificate(s) for the Common Shares so transferred or sold (duly endorsed or accompanied by stock powers duly endorsed, in each case with signatures guaranteed and otherwise in form eligible for transfer).

(iii)           to issue (provided that you are the transfer agent of the Company at such time) shares of Common Stock upon the exercise of the Warrants (the “Warrant Shares”) to or upon the order of a Holder from time to time upon delivery to you of a properly completed and duly executed Exercise Notice, in the form attached hereto as Annex II, which has been acknowledged by the Company as indicated by the signature of a duly authorized officer of the Company thereon.

You acknowledge and agree that so long as you have previously received (a) written confirmation from the Company’s legal counsel that either (i) a registration statement covering resales of the Common Shares and the Warrant Shares has been declared effective by the Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “Securities Act”), or (ii) the Common Shares and the Warrant Shares are eligible for sale in conformity with Rule 144(k) (or Rule 144 after February 15, 2008) under the Securities Act (“Rule 144”) and (b) if applicable, a copy of such registration statement, then, unless otherwise required by law, within three (3) business days of your receipt of certificates representing the Common Shares and the Warrant Shares, you shall issue the certificates representing the Common Shares and the Warrant Shares to the Holders or their transferees, as the case may be, registered in the names of such Holders or transferees, as the case may be, and such certificates shall not bear any legend restricting transfer of the Common Shares and the Warrant Shares thereby and should not be subject to any stop-transfer restriction.  Any certificates tendered for transfer shall be endorsed or with stock powers attached, signatures guaranteed, and otherwise in form necessary to affect transfer.

A form of written confirmation from the Company’s outside legal counsel that a registration statement covering resales of the Common Shares and the Warrant Shares has been declared effective by the SEC under the Securities Act is attached hereto as Annex III.

Please be advised that the Holders are relying upon this letter as an inducement to enter into the Agreement and, accordingly, each Holder is a third party beneficiary to these instructions.

Please execute this letter in the space indicated to acknowledge your agreement to act in accordance with these instructions.  Should you have any questions concerning this matter, please contact our counsel, [____________], Esq., at [(___) ___-____].

Very truly yours,
EMCORE CORPORATION
By:
Name:
Title:
THE FOREGOING INSTRUCTIONS ARE
ACKNOWLEDGED AND AGREED TO
this ___ day of February, 2008

[COMPANY TRANSFER AGENT]

By:
Name:
Title:

Enclosures

D-

Exhibit E

FORM OF LOCK-UP AGREEMENT
February __, 2008

Emcore Corporation
10420 Research Road, SE
Albuquerque, new Mexico 87123

Re: EMCORE Corporation – Lock-Up Agreement

Dear Sirs:

This Lock-Up Agreement is being delivered to you in connection with the Securities Purchase Agreement (the "Purchase Agreement"), dated as of February __, 2008 by and among EMCORE Corporation (the "Company") and the investors party thereto (the "Buyers"), with respect to the issuance of (i) shares of the Company's common stock, no par value per share (the "Common Stock") and (ii) warrants which will be exercisable to purchase shares of Common Stock.  Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Purchase Agreement.  This Lock-Up Agreement is one of a series of Lock-Up Agreements being executed and delivered on the date hereof by the executive officers of the Company (i.e. Reuben Richards, Hong Hou, Adam Gushard, Keith Kosco and John Iannelli) (collectively, the “Lock-Up Agreements”)

In order to induce the Buyers to enter into the Purchase Agreement, the undersigned agrees that, commencing on the date hereof and ending on the date that is thirty (30) calendar days after the earlier of (i) the Effective Date and (ii) the last day of the Registration Period (the "Lock-Up Period"), the undersigned will not (i) sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option to purchase, make any short sale or otherwise dispose of or agree to dispose of, directly or indirectly, any securities of the Company, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Securities and Exchange Act of 1934, as amended and the rules and regulations of the Securities and Exchange Commission promulgated thereunder with respect to any securities of the Company owned directly by the undersigned (including holding as a custodian) or with respect to which the undersigned has beneficial ownership within the rules and regulations of the Securities and Exchange Commission, in each case, or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any securities of the Company, owned directly by the undersigned (including holding as a custodian) or with respect to which the undersigned has beneficial ownership within the rules and regulations of the Securities and Exchange Commission, whether any such transaction is to be settled by delivery of such securities, in cash or otherwise, (collectively, the "Undersigned’s Shares").

The foregoing restriction is expressly agreed to preclude the undersigned or any affiliate of the undersigned from engaging in any hedging or other transaction which is designed to or which reasonably could be expected to lead to or result in a sale or disposition of the Undersigned’s Shares even if the Undersigned’s Shares would be disposed of by someone other than the undersigned.  Such prohibited hedging or other transactions would include, without limitation, any short sale or any purchase, sale or grant of any right (including, without limitation, any put or call option) with respect to any of the Undersigned’s Shares or with respect to any security that includes, relates to, or derives any significant part of its value from the Undersigned’s Shares.

Notwithstanding the foregoing, the undersigned may transfer the Undersigned’s Shares (i) as a bona fide gift or gifts, provided that the donee or donees thereof agree to be bound in writing by the restrictions set forth herein or (ii) to any trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned, provided that the trustee of the trust agrees to be bound in writing by the restrictions set forth herein, and provided further that any such transfer shall not involve a disposition for value.  For purposes of this Lock-Up Agreement, “immediate family” shall mean any relationship by blood, marriage or adoption, not more remote than first cousin.  The undersigned now has, and, except as contemplated by clauses (i) and (ii) above, for the duration of this Lock-Up Agreement will have, good and marketable title to the Undersigned’s Shares, free and clear of all liens, encumbrances, and claims whatsoever.  The undersigned also agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar against the transfer of the Undersigned’s Shares except in compliance with the foregoing restrictions.  Further, the following shall not be subject to this Lock-Up Agreement: (i) [Richards only] an aggregate of up to 100,000 of the Undersigned’s Shares issued upon the exercise of stock options outstanding on the date hereof, and (ii) the portion of an aggregate of 200,000 shares of the Company’s common stock for all Lock-Up Agreements allocated to the undersigned by action of the Board of Directors of the Company.

Nothing contained in this letter agreement shall restrict, or be deemed to restrict, the undersigned from entering into any plan adopted and established pursuant to Rule 10b5-1 under the Securities Exchange Act of 1934, as amended, so long as no transactions in the Company’s securities occur pursuant to such plan prior to the expiration of the Lock-Up Period.

The undersigned understands and agrees that this Lock-Up Agreement is irrevocable and shall be binding upon the undersigned’s heirs, legal representatives, successors, and assigns.

This Lock-Up Agreement may be executed in two counterparts, each of which shall be deemed an original but both of which shall be considered one and the same instrument.

This Lock-Up Agreement will be governed by and construed in accordance with the laws of the State of New York, without giving effect to any choice of law or conflicting provision or rule (whether of the State of New York, or any other jurisdiction) that would cause the laws of any jurisdiction other than the State of New York to be applied.  In furtherance of the foregoing, the internal laws of the State of New York will control the interpretation and construction of this Lock-Up Agreement, even if under such jurisdiction's choice of law or conflict of law analysis, the substantive law of some other jurisdiction would ordinarily apply.

The Company hereby appoints [______________________________], as its agent for service of process in New York.  The undersigned hereby appoints [______________________________], as its agent for service of process in New York.

Very truly yours,

______________________________
Exact Name of Stockholder

______________________________
Authorized Signature

______________________________
Title

Agreed to and Acknowledged:

EMCORE CORPORATION

By: _______________________
Name:
Title:

D-

ANNEX I

SCHEDULE OF INVESTORS

Investor	Registered Holder	Shares	Warrants	Purchase Price	Contact Details and Mailing
Polar Capital		840,000	147,000	$ 10,500,000
	Altairis Offshore	283,100	49,543	$3,538,750	BMO Nesbitt Burns Inc Account Reference: 402-20080, Altairis Offshore 1 First Canadian Place, 35th Floor Toronto, ON M5X 1H3 Attn: Jennifer Scotland, 416-359-4972
	Altairis Investments, LP	54,400	9,520	$680,000	BMO Nesbitt Burns Inc Account Reference: 402-20055, Altairis Offshore 1 First Canadian Place, 35th Floor Toronto, ON M5X 1H3 Attn: Jennifer Scotland, 416-359-4972
	Altairis Offshore Levered	502,500	87,938	$6,281,250	BMO Nesbitt Burns Inc Account Reference: 402-20486, Altairis Offshore 1 First Canadian Place, 35th Floor Toronto, ON M5X 1H3 Attn: Jennifer Scotland, 416-359-4972
Quercus Trust	The Quercus Trust	752,000	131,600	9,400,000	1835 Newport Blvd, A109 PMB 467 Costa Mesa, CA 92627 (949) 631-6723
Marathon	Marathon Global Equity Master Fund, Ltd.	600,000	105,000	7,500,000	Goldman, Sachs & Co. 30 Hudson Street Jersey City, NJ 07302 212-381-4422
UBS O'Connor	UBS O'Connor LLC F/B/O: O'Connor Pipes Corporate Strategies Master Limited	336,000	58,800	4,200,000	UBS O'Connor LLC One North Wacker Drive, 32nd floor Chicago, IL 60614 Attn: Robert Murray
	UBS O'Connor LLC F/B/O: O'Connor Global Convertible Arbitrage Master Limited	210,560	36,848	2,632,000	UBS O'Connor LLC One North Wacker Drive, 32nd floor Chicago, IL 60614 Attn: Robert Murray
	UBS O'Connor LLC F/B/O: O'Connor Global Convertible Arbitrage II Master Limited	13,440	2,352	168,000	UBS O'Connor LLC One North Wacker Drive, 32nd floor Chicago, IL 60614 Attn: Robert Murray
Tocqueville	Tocqueville Fund	225,000	39,375	2,812,500	Tocqueville Asset Management 40 West 57th Street, 19th Floor New York, NY 10019
	Tocqueville Amerique	45,000	7,875	562,500	Tocqueville Asset Management 40 West 57th Street, 19th Floor New York, NY 10019
	Montber S.A. Income	190,000	33,250	2,375,000	Tocqueville Asset Management 40 West 57th Street, 19th Floor New York, NY 10019
	Thorn Limited	35,000	6,125	437,500	Tocqueville Asset Management 40 West 57th Street, 19th Floor New York, NY 10019
	Kalunbourg Limited	15,000	2,625	187,500	Tocqueville Asset Management 40 West 57th Street, 19th Floor New York, NY 10019
Highbridge	Highbridge International LLC, by: Highbridge Capital Management LLC, its trading manager	500,000	87,500	6,250,000	Bear Stearms 1 Metrotech Center, 20th Floor Brooklyn, NY 11201 212-272-3915 Attn: Elanna Bradley
Ardsley	Ardsley Partners Fund II, LP	126,500	22,138	1,581,250	262 Harbor Drive, 4th floor Stamford, CT 06902
	Ardsley Partners Institutional Fund, LP	81,800	14,315	1,022,500	262 Harbor Drive, 4th floor Stamford, CT 06902
	Ardsley Partners Renewable Energy Fund, LP	68,300	11,953	853,750	262 Harbor Drive, 4th floor Stamford, CT 06902
	Ardsley Offshore Fund, Ltd	88,500	15,488	1,106,250	262 Harbor Drive, 4th floor Stamford, CT 06902
	Ardsley Renewable Energy Offshore Fund, Ltd	116,100	20,318	1,451,250	262 Harbor Drive, 4th floor Stamford, CT 06902
	Marion Lynton	3,200	560	40,000	262 Harbor Drive, 4th floor Stamford, CT 06902
	HFR HE Ardsley Master Trust	15,600	2,730	195,000	262 Harbor Drive, 4th floor Stamford, CT 06902
Hudson Bay	Hudson Bay Overseas Fund Ltd	545,600	95,480	6,820,000	120 Broadway, 40th floorNew York, NY 10271
	Hudson Bay Fund LP	334,400	58,520	4,180,000	120 Broadway, 40th floor New York, NY 10271
Ramius	Portside Growth & Opportunity Fund	480,000	84,000	6,000,000	David Larrauri Account Manager Prime Brokerage Global Equity Finance CITIGROUP GLOBAL MARKETS INC. 390 Greenwich Street, 3rd floor New York, NY 10013 Tel 212-723-5902
Empire	Empire Capital Partners, Ltd	155,400	27,195	1,942,500	Empire Capital Management, LLC One Gorham Island, Suite 201 Westport, CT 06880 203-454-1019
	Empire Capital Partners, Lp	144,600	25,305	1,807,500	Empire Capital Management, LLC One Gorham Island, Suite 201 Westport, CT 06880 203-454-1019
Heights	Capital Ventures International	300,000	52,500	3,750,000	Heights Capital Management 101 California Street, Suite 3250 San Francisco, CA 94111
Iroquois	Iroquois Master Fund Ltd.	300,000	52,500	3,750,000	641 Lexinton Avenue, 35th floor New York, NY 10022
Kingdon	Kingdon Associates	72,600	12,705	907,500	152 West 57th Street, 50th Floor New York, Ny 10019
	M. Kingdon Offshore Ltd.	217,350	38,036	2,716,875	152 West 57th Street, 50th Floor New York, Ny 10019
	Kingdon Family Partnership, L.P.	10,050	1,759	125,625	152 West 57th Street, 50th Floor New York, Ny 10019
Interlachen	Investcorp Interlachen Multi-Strategy Master Fund Limited	200,000	35,000	2,500,000	Interlachen Capital Group LP 800 Nicolet Mall, Suite 2500 Minneapolis, MN 55402
CD Capital	Carpe Diem Capital Management LLC, c/o Goldman Sachs & Co	160,000	28,000	2,000,000
Purchaser:
Carpe Diem Capital Management LLC
111 South Wacker Drive, Suite 3950
Chicago, IL 60606
Tel :312-803-5010

Goldman, Sachs & Co
One New York Plaza, 48th Floor
New York, NY 10004
Tel: 212-357-7172
Fax: 212-428-5806

Gruber	Lagunitas Partners LP	97,000	16,975	1,212,500	Gruber & McBaine Capital Management 50 Osgood Place, PH San Francisco, CA 94133
	Gruber & McBaine International	7,000	1,225	87,500	Gruber & McBaine Capital Management 50 Osgood Place, PH San Francisco, CA 94133
	Jon D & Linda W Gruber Trust	56,000	9,800	700,000	Gruber & McBaine Capital Management 50 Osgood Place, PH San Francisco, CA 94133
Cara Castle	Cara Castle Partners	88,000	15,400	1,100,000	14 The Ridge Plandome, NY 11030
MM Capital	MMCAP Int'l Inc SPC	150,000	26,250	1,875,000	MMCAP Int'l Inc SPC 90 Fort St, Box 32021 Grand Cayman Cayman Islands
Cranshire	Cranshire Capital, L.P.	120,000	21,000	1,500,000	3100 Dundee Road, Suite 703 NorthBreek, IL
Enable	Enable Growth Partners	100,000	17,500	1,250,000	One Ferry Building, Suite 255 San Francisco, CA 94111
Crestview	Crestview Capital Master, LLC By: Crestview Capital Partners, LLC, its Sole Manager	100,000	17,500	1,250,000	95 Revere Drive, Suite A Northbrook, IL 60062
Rock Hill Investment Management, LP	RHP Master Fund, Ltd.	100,000	17,500	1,250,000	c/o Rock Hill Investment Management, LP Three Bala Plaza - East, Suite 585 Bala Cynwyd, PA 19004

D-

ANNEX II

FORM OF EXERCISE NOTICE

(To be executed by the Holder to exercise the right to purchase shares of Common Stock under the foregoing Warrant)

To:  EMCORE Corporation

The undersigned is the Holder of Warrant No. _______ (the “Warrant”) issued by EMCORE Corporation, a New Jersey corporation (the “Company”).  Capitalized terms used herein and not otherwise defined have the respective meanings set forth in the Warrant.

(1)           The Warrant is currently exercisable to purchase a total of ______________ Warrant Shares.

(2)           The undersigned Holder hereby exercises its right to purchase _________________ Warrant Shares pursuant to the Warrant.

(3)           The Holder intends that payment of the Exercise Price shall be made as (check one):

____	“Cash Exercise” under Section 10
____	“Cashless Exercise” under Section 10

(4)           If the holder has elected a Cash Exercise, the holder shall pay the sum of $____________ to the Company in accordance with the terms of the Warrant.

(5)           Pursuant to this exercise, the Company shall deliver to the holder _______________ Warrant Shares in accordance with the terms of the Warrant.

(6)           Following this exercise, the Warrant shall be exercisable to purchase a total of ______________ Warrant Shares.

Dated: ,	Name of Holder:

(Print)

By:
Name:
Title:

(Signature must conform in all respects to name of holder as specified on the face of the Warrant)
ACKNOWLEDGED AND AGREED TO
this ___ day of ___________, 200_

EMCORE CORPORATION

By:
Name:
Title:

D-

ANNEX III

FORM OF NOTICE OF EFFECTIVENESS OF REGISTRATION STATEMENT

[COMPANY TRANSFER AGENT]
[ADDRESS]
Attention:                                [_________], Account Representative

Re:           EMCORE Corporation

Ladies and Gentlemen:

We are counsel to EMCORE Corporation, a New Jersey corporation (the “Company”), and have represented the Company in connection with that certain Securities Purchase Agreement, dated as of January __, 2008 (the “Securities Purchase Agreement”), entered into by and among the Company and the buyers named therein (collectively, the “Purchasers”) pursuant to which the Company issued to the Purchasers shares of Common Stock of the Company, no par value (the “Common Shares”) and Warrants (the “Warrants”), which are exercisable into shares of Common Stock (the “Warrant Shares”).  Pursuant to the Securities Purchase Agreement, the Company agreed to register the resale of the Common Shares and the Warrant Shares (collectively, the “Registrable Securities”) under the Securities Act of 1933, as amended (the “Securities Act”). In connection with the Company’s obligations under the Securities Purchase Agreement, on                       , 2008, the Company filed a Registration Statement on Form S-3 (File No. 333-                      ) (the “Registration Statement”) with the Securities and Exchange Commission (the “Commission”) relating to the Registrable Securities which names each of the Purchasers as a selling shareholder thereunder.

In connection with the foregoing, we advise you that a member of the SEC’s staff has advised us by telephone that the SEC has entered an order declaring the Registration Statement effective under the Securities Act at               [a.m.][p.m.] on                       , 2008, and we have no knowledge, after telephonic inquiry of a member of the staff, that any stop order suspending its effectiveness has been issued or that any proceedings for that purpose are pending before, or threatened by, the Commission and the Registrable Securities are available for resale under the Securities Act pursuant to the Registration Statement.

This letter shall serve as our standing notice to you that the Common Shares and the Warrant Shares may be freely transferred by the Purchasers pursuant to the Registration Statement so long as the Holders certify they will comply with the plan of distribution description in connection with sales or transfers of the Common Shares and the Warrant Shares set forth in the Registration Statement and with the prospectus delivery requirements of the Securities Act, to the extent such delivery requirement are applicable. You need not require further letters from us to effect any future legend-free issuance or reissuance of shares of the Common Shares and the Warrant Shares to the Purchasers or the transferees of the Purchasers, as the case may be, as contemplated by the Company’s Irrevocable Transfer Agent Instructions dated                      , 2008.

D-

Schedule 3.1(f)

CAPITALIZATION

As of February 14, 2008.

Preferred Stock, $0.0001 par:  5,882,000 shares authorized, no shares outstanding.

Common Stock, no par value:  100,000,000 shares authorized, 64,321,018 shares issued and 64,460,503 shares outstanding.

Options:  5,314,414 outstanding; 3,759,653 vested and expected to vest; 2,324,953 exercisable.

Convertible Subordinated Notes:  $1,669,000 outstanding.

Schedule 3.1(g)

SEC REPORTS

1.	Annual Report on Form 10-K for the fiscal year ended September 30, 2006.

2.	Quarterly Report on Form 10-Q for the quarterly period ended December 31, 2006.

3.	Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2007.

4.	Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2007.

Schedule 3.1(h)

MATERIAL CHANGES

None.

Schedule 3.1(n)

LISTING AND MAINTENANCE REQUIREMENTS

1.	NASDAQ Staff Determination letter dated December 18, 2006 regarding failure to file annual report on Form 10-K for the fiscal year ended September 30, 2006.

2.
NASDAQ Staff Determination letter dated February 13, 2007, regarding failure to comply with NASDAQ Marketplace Rule 4310(c)(14) for failure to file quarterly report on Form 10-Q for the quarterly period ended December 31, 2006.  Similar NASDAQ Staff Determination letters were received for failure to file quarterly reports on Form 10-Q for the quarterly periods ended March 31, 2007 and June 30, 2007.

3.
NASDAQ Staff Determination letter dated October 2, 2007 regarding failure to comply with NASDAQ Marketplace Rules 4350(e) and 4350(g) because the Company did not hold an annual meeting of stockholders within twelve months after the Company’s fiscal year end.

4.
Letter from NASDAQ Listing and Hearing Review Council dated October 5, 2007 allowing the Company until December 4, 2007 to demonstrate compliance with all of the listing requirements of the NASDAQ Global Market System.

5.
Letter from NASDAQ Listing Qualifications Panel dated December 12, 2007 stating it had determined that the Company has complied with all continued listing standards for listing on the NASDAQ Global Market.